Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2003.

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Section	Tab

Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Non-GAAP Financial Measures	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:

Contact:	Scott A. Wolstein	Michelle A. Mahue Dawson
	Chairman	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500

DEVELOPERS DIVERSIFIED REALTY REPORTS A 17.5%
INCREASE IN FFO PER SHARE FOR THE YEAR
ENDED DECEMBER 31, 2004

               CLEVELAND, OHIO, February 17, 2005 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that fourth quarter 2004 Funds From Operations available to common shareholders (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.69 (diluted) and $0.70 (basic) as compared to $0.68 (diluted) and $0.69 (basic) per share for the same period in the previous year, a per share increase of 1.5% diluted and 1.4% basic. FFO available to common shareholders reached $73.0 million for the quarter ended December 31, 2004, as compared to $60.1 million for 2003, an increase of 21.5%. Net income available to common shareholders for the quarter ended December 31, 2004 decreased 8.4% to $74.1 million compared to $80.9 million for 2003, or $0.71 per share (diluted) and $0.72 (basic) in 2004 compared to $0.92 per share (diluted) and $0.94 (basic) for the same period in 2003. The decrease in net income for the quarter ended December 31, 2004 is primarily related to a decrease in gain on sales of real estate at both the consolidated level and joint venture level and a decrease in certain transactional income from 2003. These decreases were offset by (i) increases in 2004 operations which include the acquisition of assets from Benderson Development Company, Inc. (“Benderson”) and (ii) litigation expense in 2003.

               For the years ended December 31, 2004 and 2003, FFO (diluted) was $2.95 and $2.51, respectively, on a per share basis, an increase of 17.5%. The 2003 results were adjusted by a $0.03 (diluted) per share decrease to reflect a prior impairment charge previously not included in FFO in accordance with an SEC comment letter. FFO available to common shareholders for the year ended December 31, 2004 was $292.3 million compared to $211.7 million for 2003, an increase of 38.1%. Net income available to common shareholders for the year ended December 31, 2004 was $219.1 million, or $2.24 per share (diluted) and $2.27 (basic), compared to net income available to common shareholders of $189.1 million, or $2.27 per share (diluted) and $2.31 (basic) for 2003.

               Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “We are pleased to announce this quarter’s financial results, which reflect the growing strength of our asset class and the strong performance of our portfolio. In addition, we continued to structure and execute transactions during the quarter that support our investment strategy and result in long term value creation for shareholders.”

               FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO available to common shareholders is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv)

extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:

               Leasing activity continues to be strong throughout the portfolio. During the fourth quarter of 2004, the Company executed 94 new leases aggregating 718,000 square feet and 223 renewals aggregating 806,000 square feet. Rental rates on new leases increased by 25.8% to $12.60 per square foot and rental rates on renewals increased by 8.4% to $11.99 per square foot as compared to previously occupied rental rates. On a blended basis, rental rates for new leases and renewals increased by 12.0% to $12.27 per square foot.

               At December 31, 2004, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $10.79. Excluding the impact of the properties acquired from Benderson, the average annualized base rent per occupied square foot for the portfolio was $11.13, as compared to $10.82 at December 31, 2003.

               At December 31, 2004, the portfolio was 95.4% leased both including and excluding the impact of the properties acquired from Benderson, as compared to 95.1% at December 31, 2003. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of December 31, 2004, the portfolio was 94.7% occupied. Excluding the impact of the properties acquired from Benderson, the portfolio was 94.6% occupied, as compared to 94.3% at December 31, 2003.

               Same store Net Operating Income (“NOI”) relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2003 and since April 1, 2003 with regard to JDN assets, excluding properties under redevelopment) increased approximately $5.4 million (or 1.73%) for the year ended December 31, 2004, compared to the same period in 2003.

Strategic Real Estate Transactions:

Caribbean Properties Group

               In January 2005, the Company completed the acquisition of 15 Puerto Rican retail real estate assets, totaling nearly 5.0 million square feet from Caribbean Property Group, LLC (“CPG”), at an aggregate cost of approximately $1.15 billion. The financing for the transaction was provided by the assumption of approximately $660 million of existing debt and line of credit borrowings on the Company’s $1.0 billion senior unsecured credit facility. The availability on the line of credit was created through the sale of assets to joint ventures, as discussed below, and a $250 million common equity offering in December 2004. As of February 17, 2005, the Company’s balance on its $1 billion revolving credit facility was approximately $500 million.

Prudential Joint Venture

               In October 2004, the Company completed a $128 million joint venture transaction (“DPG Joint Venture”) with Prudential Real Estate Investors (“PREI”). The Company contributed 12 neighborhood grocery anchored retail properties to the joint venture, eight of which were acquired by the Company from Benderson and four of which were acquired from JDN. The joint venture assumed approximately $12 million of secured, non-recourse financing associated with two properties. The Company maintains a 10% ownership in the joint venture and continues day-to-day management of the assets. The Company earns fees for property management, leasing, and development. The Company recorded a gain of approximately $4.2 million on the contribution of the assets to the joint venture. This gain is not included in FFO.

Kuwait Financial Centre Joint Venture

               In November 2004, the Company completed a $204 million joint venture transaction (“DDR Markaz II”) with an investor group led by Kuwait Financial Centre-Markaz. The Company contributed 13 neighborhood grocery anchored retail properties to the joint venture, nine of which were acquired by the Company from Benderson, three of which were acquired from JDN and one of which was owned by the Company. The joint venture obtained approximately $150 million of a ten-year secured non-recourse financing at a fixed rate of approximately 5.1%. The Company maintains a 20% equity ownership in the joint venture and continues day-to-day management of the assets. The Company earns fees for property management, leasing and development. The Company recorded a gain of approximately $2.5 million on the contribution of the assets to the joint venture. This gain is not included in FFO.

MDT Joint Venture

               In December 2004, the Company contributed three operating properties to the MDT Joint Venture for approximately $96.6 million and recognized a gain of approximately $24.9 million. This gain is not included in FFO. In January 2005, the Company sold an additional two properties to the MDT Joint Venture for approximately $64.0 million and will recognize a merchant build gain of approximately $17 million in 2005. The Company maintains an approximate 14.5% ownership in the properties. The Company will remain responsible for all day-to-day operations of the properties and will receive its share of ongoing fees for property management, leasing and construction management, plus nominal one-time fees for financing and due diligence.

Benderson Transaction

               In 2004, the Company purchased 107 retail real estate assets with approximately 18 million square feet of GLA from Benderson, including 14 purchased directly by the Company’s MDT joint venture.

Coventry II

               In November 2004, the Company, through its joint venture with Coventry II, acquired a 20% interest in Buena Park Downtown, a 1.1 million square foot retail property located in Buena Park, California (northern Orange County) for approximately $91 million.

Expansions:

               During the twelve month period ended December 31, 2004, the Company completed seven expansion and redevelopment projects located in North Little Rock, Arkansas; Brandon, Florida; Starkville, Mississippi; Aurora, Ohio; Tiffin, Ohio; Monaca, Pennsylvania and Chattanooga, Tennessee at an aggregate cost of approximately $25.2 million. The Company is currently expanding/redeveloping eleven shopping centers located in Gadsden, Alabama; Tallahassee, Florida; Suwanee, Georgia; Ottumwa, Iowa; Gaylord, Michigan; Princeton, New Jersey; Hendersonville, North Carolina; Allentown, Pennsylvania; Erie, Pennsylvania; Brentwood, Tennessee and Johnson City, Tennessee at a projected incremental cost of approximately $33.9 million. The Company is also scheduled to commence construction on an additional expansion project at its shopping center located in Amherst, New York.

               During the twelve month period ended December 31, 2004, a joint venture of the Company completed the expansion of its shopping center located in Deer Park, Illinois at an aggregate cost of $14 million. Four of the Company’s joint ventures are currently expanding/redeveloping their shopping centers located in Phoenix, Arizona; Lancaster, California; Merriam, Kansas and Kansas City, Missouri at a projected incremental cost of approximately $47.4 million. One of the Company’s joint ventures is also scheduled to commence an additional expansion/redevelopment project at its shopping center located in Kirkland, Washington.

Development (Consolidated):

               During the twelve month period ended December 31, 2004, the Company substantially completed the construction of seven shopping centers located in Long Beach, California; Fort Collins, Colorado; St. Louis, Missouri; Hamilton, New Jersey; Apex, North Carolina; Irving, Texas and Mesquite, Texas.

               The Company currently has seven shopping center projects under construction. These projects are located in Miami, Florida; Overland Park, Kansas; Chesterfield, Michigan; Lansing, Michigan; Freehold, New Jersey; Mount Laurel, New Jersey and Pittsburgh, Pennsylvania. These projects are scheduled for completion during 2005 and 2006 at a projected aggregate cost of approximately $235.3 million and will create an additional 2.5 million square feet of retail space. At December 31, 2004, approximately $153.8 million of costs were incurred in relation to these development projects.

               The Company anticipates commencing construction in 2005 on two additional shopping centers located in Norwood, Massachusetts and McKinney, Texas.

Development (Joint Ventures):

               The Company has joint venture development agreements for four shopping center projects. These projects have an aggregate projected cost of approximately $119 million. These projects are located in Jefferson County (St. Louis, Missouri); Apex, North Carolina (Phases III and IV), adjacent to a wholly-owned development project; and San Antonio, Texas. A portion of the project located in Jefferson County (St. Louis, Missouri) has been substantially completed. The remaining projects are scheduled for completion in 2005 and 2006. At December 31, 2004, approximately $24.5 million of costs were incurred in relation to these development projects.

Dispositions:

               In the fourth quarter of 2004, the Company sold eight non-core assets for an aggregate sales price of approximately $40.8 million and recorded an aggregate net gain of $8.0 million, which is not reflected in FFO. The Company sold several outparcels during the fourth quarter and recognized a gain on sale and FFO of approximately $5.3 million.

               In December 2004, one of the Company’s RVIP joint ventures sold a shopping center in Mission Viejo, California, aggregating 45,600 square feet, and a portion of a shopping center in Puente Hills, California, aggregating 180,000 square feet of GLA, for an aggregate sales price of approximately $51.2 million. The joint venture recognized a gain of approximately $13.6 million of which the Company’s proportionate share was approximately $4.6 million which was not included in FFO.

Financings:

               In December 2004, the Company issued 5.45 million common shares and received net proceeds of approximately $246 million. The proceeds from this offering were used to acquire the 15 Puerto Rico shopping center assets from CPG, which closed in January 2005.

               Developers Diversified Realty Corporation currently owns and manages approximately 470 retail operating and development properties in 44 states, plus Puerto Rico, comprising approximately 107 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

               A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle A. Mahue Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http://www.ddr.com.

               Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or the inability to effectively integrate operations of an acquisition or the under performance of an acquisition, the inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2003.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period		Year Ended
	Ended December 31,		December 31,
Revenues:	2004	2003	2004	2003

Minimum rent (A)	$118,953	$86,575	$430,991	$337,381
Percentage and overage rents (A)	2,916	2,412	7,609	5,651
Recoveries from tenants	35,115	26,633	122,406	93,380
Ancillary income	1,045	1,033	3,325	2,347
Other property related income	924	255	4,300	911
Management fee income	4,162	2,914	14,626	10,647
Development fees	587	470	2,311	1,446
Other (B)	1,120	3,965	13,365	13,969

	164,822	124,257	598,933	465,732

Expenses:
Operating and maintenance	22,753	19,098	71,520	61,125
Real estate taxes	21,388	15,423	78,094	57,041
General and administrative (C)	14,145	12,819	47,126	40,820
Depreciation and amortization	37,763	25,554	131,577	93,155

	96,049	72,894	328,317	252,141

Other income/(expense)
Interest income	1,065	1,190	4,235	5,082
Interest expense	(37,448)	(24,069)	(129,659)	(88,837)
Other expense (D)	(320)	(9,636)	(1,779)	(10,119)

	(36,703)	(32,515)	(127,203)	(93,874)

Income before equity in net income of joint ventures, gain on sale of joint venture interests, minority equity interests, income tax of taxable REIT subsidiaries and franchise taxes, discontinued operations, gain on sales of real estate and cumulative effect of adoption of a new accounting standard	32,070	18,848	143,413	119,717
Equity in net income of joint ventures (E)	10,409	21,218	40,895	44,967
Gain on sale of joint venture interests (E)	—	7,950	—	7,950
Minority equity interests (F)	(1,719)	(563)	(5,013)	(5,365)
Income tax of taxable REIT subsidiaries and franchise taxes	789	(392)	(1,469)	(1,626)

Income from continuing operations	41,549	47,061	177,826	165,643
Income (loss) from discontinued operations (G)	8,149	(364)	10,295	686

Income before gain on sales of real estate and cumulative effect of adoption of a new accounting standard	49,698	46,697	188,121	166,329
Gain on sales of real estate, net of tax	38,150	44,789	84,642	73,932

Income before cumulative effect of adoption of a new accounting standard	87,848	91,486	272,763	240,261
Cumulative effect of adoption of a new accounting standard (I)	—	—	(3,001)	—

Net income	$87,848	$91,486	$269,762	$240,261

Net income, applicable to common shareholders	$74,055	$80,881	$219,056	$189,056

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$74,055	$80,881	$219,056	$189,056
Depreciation and amortization of real estate investments	37,647	25,160	130,536	93,174
Equity in net income of joint ventures	(10,409)	(21,218)	(40,895)	(44,967)
Gain on sale of joint venture interests	—	(7,950)	—	(7,950)
Joint ventures’ FFO (E)	11,824	23,127	46,209	47,942
Minority equity interests (OP Units)	691	466	2,607	1,769
Gain on sales of depreciable real estate, net (H)	(40,778)	(40,335)	(68,179)	(67,352)
Cumulative effect of adoption of a new accounting standard (I)	—	—	3,001	—

FFO available to common shareholders	73,030	60,131	292,335	211,672
Preferred dividends	13,793	10,605	50,706	51,205

FFO	$86,823	$70,736	$343,041	$262,877

Per share data:
Earnings per common share
Basic	$0.72	$0.94	$2.27	$2.31

Diluted	$0.71	$0.92	$2.24	$2.27

Dividends declared	$0.51	$0.46	$1.94	$1.69

Funds From Operations — Basic (J)	$0.70	$0.69	$2.98	$2.54

Funds From Operations — Diluted (J)	$0.69	$0.68	$2.95	$2.51

Basic — average shares outstanding (thousands) (J)	102,979	86,206	96,638	81,903

Diluted — average shares outstanding (thousands) (J)	105,264	88,414	99,024	84,188

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Increases in base and percentage rental revenues for the twelve month period ended December 31, 2004 as compared to 2003, aggregated $94.4 million consisting of $3.3 million related to leasing of core portfolio properties (an increase of 1.4% from 2003), $13.3 million from the acquisition of four shopping centers in 2003 and 2004, $83.1 million from the properties acquired from Benderson, $19.5 million from the JDN merger, $2.9 million from the consolidation of a joint venture interest due to the adoption of FIN 46 and $1.4 million related to developments and redevelopments. These amounts were offset by a decrease of $0.1 million relating to the business center properties and $29.0 million due to the sale of properties to joint ventures in 2003 and 2004. Included in the rental revenues for the twelve month periods ended December 31, 2004 and 2003 is approximately $7.4 million and $6.3 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the twelve month periods ended December 31, 2004 and 2003 was comprised of the following (in millions):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2004	2003	2004	2003
Lease termination and bankruptcy settlements	$0.9	$0.4	$10.1	$6.9
Acquisition and finance fees	—	3.4	3.0	3.5
Settlement of call option (1)	—	—	—	2.4
Sale of option rights and other miscellaneous	0.2	0.2	0.3	1.2

	$1.1	$4.0	$13.4	$14.0

(1)	Settlement of a call option on March 31, 2003 relating to the MOPPRS debt assumed from JDN, principally arising from an increase in interest rates from the date of acquisition, March 13, 2003, to the date of settlement.

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the twelve month periods ended December 31, 2004 and 2003, general and administrative expenses were approximately 4.9% and 5.3%, respectively, of total revenues, including joint venture revenues, for each period.

(D)	Other expense is comprised of the following (in millions):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2004	2003	2004	2003
Abandon acquisition and development projects	$0.3	$0.4	$1.8	$0.9
Litigation expense	—	9.2	—	9.2

	$0.3	$9.6	$1.8	$10.1

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(E)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three month period		Year Ended
	Ended December 31,		December 31,
	2004	2003	2004	2003
Revenues from operations (a)	$96,594	$80,461	$339,446	$255,541

Operating expense	34,219	25,858	118,922	87,842
Depreciation and amortization of real estate investments	27,613	11,345	68,110	40,663
Interest expense	22,452	18,220	79,149	71,094

	84,284	55,423	266,181	199,599

Income from operations before gain on sale of real estate and discontinued operations	12,310	25,038	73,265	55,942
(Loss) gain on sale of real estate	(38)	—	4,787	569
Income from discontinued operations, net of tax	1,180	1,063	1,115	513
Gain on sale from discontinued operations, net of tax	14,727	6,959	39,612	63,875

Net income	$28,179	$33,060	$118,779	$120,899

DDR Ownership interests (b)	$10,667	$21,915	$42,150	$46,593

Funds From Operations from joint ventures are summarized as follows:
Net income	$28,179	$33,060	$118,779	$120,899
Gain on sale of real estate including discontinued operations	(13,577)	(6,286)	(37,866)	(59,354)
Depreciation and amortization of real estate investments	27,891	11,965	68,456	45,074

	$42,493	$38,739	$149,369	$106,619

DDR ownership interests (b)	$11,824	$23,127	$46,209	$47,942

DDR partnership distributions received, net	$15,585	$58,743	$77,505	$112,218

(a)	Revenues for the three month periods ended December 31, 2004 and 2003 included approximately $2.0 million and $2.4 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.4 million and $0.5 million, respectively. Revenues for the twelve month periods ended December 31, 2004 and 2003 included approximately $6.5 million and $4.8 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $1.4 million and $1.2 million, respectively.

(b)	Included in equity in net income of joint ventures for the twelve months ended December 31, 2004, is approximately $3.2 million of previously deferred gain related to the sale of joint venture property at the end of 2003. This amount was deferred until certain construction and leasing obligations were achieved.

The Company’s share of joint venture related income has been allocated between two line items in 2003, equity in net income of joint ventures and gain on sale of joint venture interests, on the Company’s income statement. Included in equity in net income of joint ventures is approximately $7.5 million of promoted income received from the Company’s joint venture partners during the fourth quarter of 2003 which is included in the Company’s FFO. Also included in the joint venture net income and FFO, in the fourth quarter of 2003, is a gain associated with the early extinguishment of debt of approximately $4.2 million of which the Company’s proportionate share approximated $3.4 million.

The Company’s share of joint venture net income has been reduced by $0.3 million and $20.1 million for the three month periods ended December 31, 2004 and 2003, respectively, and by $1.3 million and $21.0 million for the twelve month periods ended December 31, 2004 and 2003, respectively, to reflect additional basis depreciation and adjustments to gain on sale. The $21 million adjustment in 2003 is primarily the result of the elimination of a significant portion of gain on sale from the sale of seven joint venture assets to the MDT Joint Venture in the fourth quarter of 2003. The Company has retained 14.5% effective ownership interest in these assets and accordingly is required to defer a portion of the gain.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

At December 31, 2004 and 2003, the Company owned joint venture interests relating to 103 and 54 shopping center properties, respectively. In addition, at December 31, 2004 and 2003, the Company, through a joint venture, owned an interest of approximately 25% in 63 and 72 shopping center sites, respectively, formerly owned by Service Merchandise.

(F)	Minority equity interests are comprised of the following (in thousands):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2004	2003	2004	2003
Minority interests	$1,028	$97	$2,406	$1,360
Preferred Operating	—	—	—	2,236
Partnership Units Operating Partnership Units	691	466	2,607	1,769

	$1,719	$563	$5,013	$5,365

(G)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2004	2003	2004	2003
Revenues	$725	$1,821	$6,314	$8,769

Expenses:
Operating	277	674	2,132	2,555
Interest, net	109	264	788	1,284
Depreciation	132	502	1,070	2,064
Impairment charge	—	—	586	2,640

	518	1,440	4,576	8,543

Income from discontinued operations	207	381	1,738	226
Minority interests	—	—	(4)	—
Gain (loss) on sales of real estate	7,942	(745)	8,561	460

	$8,149	$(364)	$10,295	$686

(H)	For the twelve month period ended December 31, 2003, the Company previously reported an impairment charge of $2.6 million, now reclassified as discontinued operating expenses, in “G” above, which was reflected as an add back to FFO similar to a loss on sale of real estate. In accordance with comments received from the SEC, this charge has been reflected in FFO available to common shareholders as the Company previously reported FFO available to common shareholders of $265.5 million or $2.58 per share (basic) and $2.54 per share (diluted) for the twelve month period ended December 31, 2003.

(I)	The cumulative effect of adoption of a new accounting standard (FIN 46) of approximately $3.0 million is attributable to the consolidation of a 50% owned shopping center property in Martinsville, Virginia and the minority partner’s share of cumulative losses.

(J)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of 1.3 million and 1.1 million Operating Partnership Units (OP Units) outstanding at December 31, 2004 and 2003 into 1.4 million and 1.1 million common shares of the Company for the three month periods ended December 31, 2004 and 2003, respectively and 1.3 million and 1.1 million for the twelve month periods ended December 31, 2004 and 2003, on a weighted average basis. The weighted average diluted shares and OP Units outstanding were 99.1 million and 88.5 million for the three month periods ended December 31, 2004 and 2003, respectively, and 105.4 million and 84.3 million for the twelve month periods ended December 31, 2004 and 2003, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

Selected Balance Sheet Data:

	December 31, 2004	December 31, 2003
Assets:
Real estate and rental property:
Land	$1,238,242	$821,893
Buildings	3,998,972	2,719,764
Fixtures and tenant improvements	120,350	90,384
Construction in progress	245,860	252,870

	5,603,424	3,884,911
Less accumulated depreciation	(568,231)	(458,213)

Real estate, net	5,035,193	3,426,698

Cash	49,871	11,693
Restricted cash	—	99,340
Advances to and investments in joint ventures	288,020	260,143
Notes receivable	17,823	11,741
Receivables, including straight line rent, net	84,843	76,509
Other assets, net	107,797	55,027

	$5,583,547	$3,941,151

Liabilities:
Indebtedness:
Revolving credit facilities	$60,000	$186,500
Variable rate unsecured term debt	350,000	300,000
Unsecured debt	1,220,143	838,996
Mortgage and other secured debt	1,088,547	757,635

	2,718,690	2,083,131
Dividends payable	62,089	43,520
Other liabilities	192,514	152,992

	2,973,293	2,279,643
Minority interests	55,935	47,438
Shareholders’ equity	2,554,319	1,614,070

	$5,583,547	$3,941,151

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	December 31,	December 31,
	2004	2003
Land	$798,852	$519,846
Buildings	2,298,424	1,692,367
Fixtures and tenant improvements	42,922	24,985
Construction in progress	25,151	38,018

	3,165,349	2,275,216
Accumulated depreciation	(143,170)	(118,755)

Real estate, net	3,022,179	2,156,461
Receivables, including straight line rent, net	68,596	47,165
Leasehold interests	26,727	28,895
Other assets	96,264	83,776

	$3,213,766	$2,316,297

Mortgage debt (a)	$1,803,420	$1,321,117
Notes and accrued interest payable to DDRC	20,616	31,683
Amounts payable to other partners	46,161	32,121
Other liabilities	75,979	80,681

	1,946,176	1,465,602
Accumulated equity	1,267,590	850,695

	$3,213,766	$2,316,297

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $420.8 million and $368.5 million at December 31, 2004 and December 31, 2003, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2004

FINANCIAL HIGHLIGHTS	Year Ended December 31
(In Thousands Except Per Share Information)	2004	2003	2002	2001	2000
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$219,056	$189,056 (7)	$69,368 (7)	$65,111	$73,571
Depreciation and Amortization of Real Estate Investments	$130,537	$93,173	$76,462	$63,200	$52,975
Equity in Net Income From Joint Ventures	$(40,896)	$(52,917)	$(32,769)	$(17,010)	$(17,072)
Equity in Net Income From Minority Equity Investment	$0	$0	$0	$(1,550)	$(6,224)
Joint Venture Funds From Operations	$46,209	$47,942	$44,473	$31,546	$30,512
Minority Equity Investment Funds From Operations	$0	$0	$0	$6,448	$14,856
Operating Partnership Minority Interest Expense	$2,607	$1,770	$1,450	$1,531	$4,126
Cumulative effect & Extraordinary Charges	$3,001	$0	$0	$0	$0
Gain on Sales of Real Estate	$(68,179)	$(67,352)	$(4,276)	$(16,688)	$(23,440)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$292,335	$211,672	$154,709	$132,587	$129,303
PREFERRED DIVIDENDS	$50,706	$51,204 (7)	$32,602 (7)	$27,262	$27,262

FUNDS FROM OPERATIONS	$343,041	$262,877	$187,311	$159,849	$156,565

PER SHARE INFORMATION:
Funds From Operations — Diluted	$2.95	$2.51	$2.35	$2.33	$2.19
Net Income — Diluted	$2.24	$2.27	$1.07	$1.17	$1.31
Cash Dividends	$1.94	$1.69	$1.52	$1.48	$1.44

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	99,147	84,319	65,910	56,957	59,037

TOTAL MARKET CAPITALIZATION (1)	$8,276,943	$5,551,748	$3,460,243	$2,982,461	$2,490,917
DEBT TO TOTAL MARKET CAPITALIZATION (1)	32.82%	37.42%	43.10%	43.87%	49.28%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	45.58%	48.68%	48.26%	47.18%	47.82%
DIVIDEND PAYOUT RATIO (1)	67.28%	66.03% (8)	62.73%	63.90%	65.19%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.94%	5.35%	4.80%	4.25%	4.27%

GENERAL AND ADMINISTRATIVE EXPENSES	$47,126	$40,820	$29,392	$24,175	$20,449

REVENUES:
DDR Revenues	$605,246	$478,696	$360,778	$324,148	$285,416
Joint Venture Revenues	$348,740	$284,158	$251,905	$244,663	$193,275

TOTAL REVENUES (3)	$953,987	$762,853	$612,683	$568,811	$478,691

NET OPERATING INCOME:
DDR Net Operating Income	$453,501	$356,348	$272,764	$248,838	$225,371
Joint Venture Net Operating Income	$228,358	$184,927	$167,573	$166,545	$136,440

TOTAL NET OPERATING INCOME (4)	$681,859	$541,274	$440,337	$415,383	$361,811

REAL ESTATE AT COST:
DDR Real Estate at Cost	$5,603,424	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Joint Venture Real Estate at Cost (5)	$3,165,335	$2,275,216	$1,785,165	$1,862,515	$1,522,493

TOTAL REAL ESTATE AT COST (6)	$8,768,759	$6,160,127	$4,589,221	$4,356,179	$3,684,302

(1)	See Market Capitalization and Financial Ratio section for detail calculation.
(2)	The calculation includes joint venture revenues.
(3)	Includes revenues from discontinued operations.
(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.
(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.
(6)	Includes construction in progress (CIP) at December 31, 2004 of $271.0 million (includes $25.1 million of CIP included in joint ventures, of which $4.6 million represents the Company’s proportionate share), and at December 31, 2003, 2002, 2001, 2000 CIP aggregated $290.7 million $237.8 million, $287.7 million and $305.4 million, respectively.
(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 pursuant to EITF topic NO. D-42.
(8)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2004

	Year Ended December 31
MARKET CAPITALIZATION & FINANCIAL RATIOS	2004	2003	2002	2001	2000
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$2,716,426	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Total Market Capitalization *	$8,276,943	$5,551,748	$3,460,243	$2,982,461	$2,490,917

	32.82%	37.42%	43.10%	43.87%	49.28%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	45.58%	48.68%	48.26%	47.18%	47.82%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$3,137,184	$2,446,026	$1,878,575	$1,688,904	$1,550,398
Total Market Capitalization *	$8,697,701	$5,920,216	$3,847,336	$3,363,064	$2,813,740

	36.07%	41.32%	48.83%	50.22%	55.10%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	49.27%	53.79%	54.20%	53.85%	54.54%

INTEREST COVERAGE RATIO:
Interest Expense	$130,447	$90,162	$77,208	$81,770	$77,030
FFO Before Interest and Preferred Dividends *	$473,488	$353,039	$282,856	$260,700	$248,896

	3.63	3.92	3.66	3.19	3.23

DEBT SERVICE COVERAGE RATIO:
Debt Service *	$152,927	$101,890	$83,958	$88,764	$82,103
FFO Before Interest and Preferred Dividends *	$473,488	$353,039	$282,856	$260,700	$248,896

	3.10	3.46	3.37	2.94	3.03

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$203,633	$142,385	$129,353	$135,107	$124,666
FFO Before Interest and Preferred Dividends *	$473,488	$353,039	$282,856	$260,700	$248,896

	2.33	2.48	2.19	1.93	2.00

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$196,685	$146,846	$100,531	$84,721	$84,297
Funds From Operations exclusive of charge associated with preferred stock redemption	$292,335	$222,382	$164,983	$135,482	$129,303

	0.67	0.66 (1)	0.61	0.63	0.65
* See Attached for Detail Calculation

(1) Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2004

	Year Ended December 31
	2004	2003	2002	2001	2000
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	108,083	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,350	1,129	911	1,038	1,051

Total	109,432	87,554	67,520	60,493	55,932
Share Price	$44.3700	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$4,855,516	$2,939,190	$1,484,762	$1,155,410	$744,592

Preferred Shares at Book Value	$705,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$2,716,426	$2,077,558	$1,491,481	$1,308,301	$1,227,575

TOTAL MARKET CAPITALIZATION	$8,276,943	$5,551,748	$3,460,243	$2,982,461	$2,490,917

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	108,083	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,350	1,129	911	1,038	1,051

Total	109,432	87,554	67,520	60,493	55,932
Share Price	$44.3700	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$4,855,516	$2,939,190	$1,484,762	$1,155,410	$744,592

Preferred Shares at Book Value	$705,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$2,716,426	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Proportionate Share of JV Debt	$420,758	$368,468	$387,094	$380,604	$322,823

TOTAL MARKET CAPITALIZATION	$8,697,701	$5,920,216	$3,847,336	$3,363,064	$2,813,740

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Twelve Months Ended December 31, 2004

	Year Ended December 31
	2004	2003	2002	2001	2000
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$5,603,424	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Cash and Cash Equivalents	$49,871	$111,033	$16,371	$19,070	$4,243
Notes Receivable	$17,823	$9,813	$11,662	$5,221	$4,824
Advances and Investments in Joint Ventures	$288,020	$262,072	$258,611	$255,327	$260,927
Minority Equity Investment	$0	$0	$0	$0	$135,028

	$5,959,138	$4,267,829	$3,090,699	$2,773,281	$2,566,831

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$5,603,424	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Notes Receivable or Proportionate Share Thereof	$44,536	$41,018	$50,521	$22,000	$42,187
Minority Equity Investment	$0	$0	$0	$0	$135,028
Proportionate Share of JV Undepreciated Real Estate Assets	$719,619	$621,113	$611,224	$620,688	$503,902

	$6,367,578	$4,547,043	$3,465,801	$3,136,353	$2,842,926

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$292,335	$211,672	$154,709	$132,587	$129,303
Interest Expense	$130,447	$90,162	$77,208	$81,770	$77,030
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$50,706	$51,204	$50,939	$46,343	$42,563

	$473,488	$353,039	$282,856	$260,700	$248,896

DEBT SERVICE
Interest Expense	$130,447	$90,162	$77,208	$81,770	$77,030
Recurring Principal Amortization	$22,480	$11,728	$6,750	$6,994	$5,073

	$152,927	$101,890	$83,958	$88,764	$82,103

FIXED CHARGES
Debt Service	$152,927	$101,890	$83,958	$88,764	$82,103
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash D-42 dividend.	$50,706	$40,494	$45,395	$46,343	$42,563

	$203,633	$142,385	$129,353	$135,107	$124,666

Market Capitalization and Financial Ratios 2.2

$8.3 Billion Total Capitalization as of December 31, 2004 Common Shares Equity (2) $4,855.5 58% Perpetual Preferred Stock $705.0 9% Fixed Rate Unsecured Debt $1,157.9 14% Floating Rate Unsecured Debt $60.0 1% Construction Finance $109.3 1% Variable Rate Revolving Credit and Term Debt $360.0 4% Fixed Rate Revolving Credit Debt $50 1% Mortgage Debt (3) $979.2 12% (1) Figures in millions unless otherwise noted. (2) Market Value ($44.37 per share as of December 31, 2004) includes operating partnership units equivalent to approximately 1.3 million of the Company's Common shares. (3) Does not include proportionate share of joint venture debt aggregating $420.8 million. (1), (2), (3)

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Significant Accounting Policies

     Revenues

•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

     General and Administrative Expenses

•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

     Deferred Financing Costs

•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

     Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

     Significant Accounting Policies (Continued)

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.

•	Construction in progress includes shopping center developments and significant expansions and re-developments.

     Capitalization

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the years ended December 31, 2004, 2003, 2002, 2001 and 2000, the Company capitalized interest of $10.0 million, $11.4 million, $9.5 million, $12.9 million and $18.2 million, respectively.

•	In addition, the Company capitalized certain construction administration costs of $5.5 million for the year ended December 31, 2004 and $5.1 million, $4.5 million, $3.3 million and $3.2 million for the years ended December 31, 2003, 2002, 2001 and 2000, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

     Gain on Sales of Real Estate

•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined

Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Twelve Month Period
	December 31,
	2004	2003

Total Revenues DDR	$598,933	$465,732
Total Revenues DDR Combined Joint Ventures	339,446	255,541
Operating and Maintenance — DDR	(71,520)	(61,125)
Real Estate Taxes — DDR	(78,094)	(57,041)
Operating and Maintenance — DDR Combined Joint Ventures	(118,922)	(87,842)

Combined NOI	$669,843	$515,265

Total Same Store NOI	$320,207	$314,770	1.7%
Property NOI from other operating segments	349,636	200,495

Combined NOI	$669,843	$515,265

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
 Quarterly Financial Supplement
 For the twelve months ended December 31, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
 (Dollars in thousands)
 (Unaudited)

Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO) to reflect the adjustment of preferred dividend charges in accordance with EITF Topic No. D-42

	Three Month Period		Twelve Month Period
	Ended December 31,		Ended December 31,
	2004	2003	2004	2003

FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$74,055	$80,881	$219,056	$189,056
Depreciation and Amortization of Real Estate Investments	37,647	25,160	130,536	93,174
Equity in Net Income From Joint Ventures	(10,409)	(21,218)	(40,895)	(44,967)
Gain on Sale of Joint Venture Interests	—	(7,950)	—	(7,950)
Joint Venture Funds From Operations	11,824	23,127	46,209	47,942
Operating Partnership Minority Interest Expense	691	466	2,607	1,769
Gain on Sales of Real Estate	(40,778)	(40,335)	(68,179)	(67,352)
Cumulative effect of adoption of a new accounting standard	—	—	3,001	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$73,030	$60,131	$292,335	$211,672

Preferred dividend charges in accordance with EITF Topic No. D-42	13,792	10,605	50,706	51,205

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$86,822	$70,736	$343,041	$262,877

Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Twelve Month Period Ended December 31, 2004

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2002	2001	2000
Acquisitions/Transfers	$2,170.8 (2)	$1,363.6 (4)	$298.6 (6)	$289.3 (8)	$81.1 (9)
Completed Expansions	25.2	26.8	8.0	13.7	13.6
Developments & Construction in Progress	203.8	104.6	66.4	72.9	81.2
Tenant Improvements & Building Renovations (1)	6.6	6.3	7.3	6.1	6.3
Furniture Fixtures & Equipment	1.3	1.9	2.3	2.5	0.4

	2,407.7	1,503.2	$382.6	$384.5	$182.6
Less: Real Estate Sales & Joint Venture Transfers	(689.2) (3)	(422.4) (5)	($72.2) (7)	($52.7)	($89.1)

Total DDR Additions (Millions)	$1,718.5	$1,080.8	$310.4	$331.8	$93.5

(1) The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $8.0 million associated with its wholly owned and consolidated portfolio during 2005.

(2) Includes the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(3) In addition to the sales listed in the disposition section, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of twelve assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust joint venture, the transfer of twelve assets with an aggregate cost of $124.0 to the DPG Realty Holdings joint venture and the transfer of thirteen assets with an aggregate cost of $203.2 to the DDR Markaz II joint venture.

(4) Includes the merger of JDN and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(5) In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(6) Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(7) Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(8) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

Summary of Wholly Owned Capital Transactions 3.1

(9) Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Wholly Owned and Consolidated Acquisitions
for the Twelve Month Period Ended December 31, 2004

		Cost	Acquisition
Property Location	GLA (1)	(Millions)	Date (2)	Major Tenants
Benderson Development Company	12,501,158	$2,014.4	05/14/04	Portfolio of 93 operating properties located in 11 states.

Total	12,501,158	$2,014.4

(1) GLA may include property managed, but not owned.

(2) The majority of the Benderson properties were acquired 5/14/2004, however several properties were acquired in subsequent months.

Wholly Owned and Consolidated Dispositions
for the Twelve Month Period Ended December 31, 2004

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Trinidad, CO	63,836	$1.0	2/13/2004
North Olmsted, OH	64,950	5.6	3/17/2004
Franklin, TN	17,999	1.5	7/30/2004
Milwaukee, WI	54,913	4.0	8/27/2004
Las Vegas, NV	49,555	5.7	9/14/2004
Marietta, GA	18,200	3.7	9/15/2004
San Diego, CA	54,095	7.4	10/13/2004
Hazard, KY	110,610	3.3	11/1/2004
Peachtree City, GA	50,367	7.8	11/8/2004
Suwanee, GA	43,393	9.2	11/3/2004
Waterbury, CT	124,310	2.2	12/3/2004
Cumming, GA	27,600	5.2	12/20/2004
Canton, GA	39,000	6.7	12/20/2004

Total	718,828	$63.3

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Twelve Month Period Ended December 31, 2004

Projects Completed
N. Little Rock, AR	Demolished the former Kmart space to construct a Bed, Bath & Beyond (opened 9/02), Sports Authority (opened 8/03), and Michael’s (opened 04/04).
Brandon, FL	Recapture 23,391 sf from The Sports Authority and release to PetsMart (opened 07/04).
Starkville, MS	Retenanting of former Wal-Mart with Lowe’s Home Improvements (opened 1/05) and the relocation of Dollar Tree, Cato, It’s Fashion and Hibbetts (all relocated tenants opened 1st quarter 2004).
Aurora, OH	Expansion of the existing center to create a 38,000 sf Marquee Theatre (opened 05/04).
Tiffin, OH	Retenanting the former Kmart with Marquee Theatre (opened 06/04) and 15,000 sf of additional retail space.
Monaca, PA	Expansion of the existing center to create 38,000 sf Cinemark Theater (opened 06/04) and 6,160 sf of retail space.
Chattanooga, TN	Retenanting of former K-Mart with Hobby Lobby (opened 07/04) and Fresh Market (opened 04/04).

Total Net Cost (Millions)	$25.2

Projects in Progress
Gadsden, AL	Break-up of 64,400 sf building to create a 20,000 sf Fred’s (opened 05/04), a 14,000 sf Burke’s Outlet (opened 12/04) and another mid-size retail unit.
Tallahassee, FL	Retenanting of former Lowe’s with Bealls (opened 04/04), Cato and It’s Fashion (both opened 01/05) plus an additional junior anchor.
Suwanee, GA	Retenanting of former K-Mart with PetsMart and Shoe Gallery (opened 03/04) plus an additional junior anchor.
Ottumwa, IA	Recapture Wal-Mart and release to 34,500 sf Goody’s (opened 9/04) and 47,422 sf of additional junior anchor stores.
Gaylord, MI	Recapture Wal-Mart and release to 38,594 sf Big Lots and 72,213 sf additional retail.
Princeton, NJ	Expansion of the existing center to create a 37,200 sf Babies ‘R Us and additional 39,600 sf of retail space.
Hendersonville, NC	Recapture of former Wal-Mart space; demolition of 45,000 sq ft for Epic Theater, Big Lots and an additional junior anchor.
Allentown, PA	Construction of 18,200 sf outparcel building for retail tenants.
Erie, PA	Construct 10,000 sf free standing building for retail shops.
Brentwood, TN	Recapture The Sports Authority space and release the space to Ross Dress for Less (opened 08/04) and other retail tenants.
Johnson City, TN	Kohl’s to construct 88,248 sf retail building, plus construction of 24,000 sf additional retail space.

Total Net Cost (Millions)	$33.9

Projects to Commence Construction
Amherst, NY	Construct 5,300 sf free standing building for retail shops.

Wholly Owned Expansions and Redevlopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Wholly Owned and Consolidated Development Projects
for the Twelve Month Period Ended December 31, 2004

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants
Projects Substantially Completed
Long Beach, CA (The Pike at Rainbow Harbor) Phase I	346,233	$128.8	2nd Half 2003 and 2004	CinemarkTheater, Gameworks, Carnival Club, Gladstones, Outback Steakhouse, Island Burgers, Bubba Gump Shrimp, California Pizza Kitchen, Kelly's Coffee, Sharkies Woodfired Mexican Grill, Cold Stone Creamery, Candy Bouquet, Extreme Pizza, Great Steak and Potato Company, Laugh Factory, Auld Dubliner, Bucca di Beppo
Fort Collins, CO	18,988	$5.7	2004	Wal-Mart, Home Depot and additional small shops and outparcels
St. Louis, MO	99,027	$14.8	2004	PetsMart, Office Max, Walgreens, Fashion Guys, EB Games, Crown Optical and other retail tenants to be announced
Hamilton, NJ	506,391	$79.4	1st Half 2004	Wal-Mart, Lowe's, BJ's Wholesale, Kohl's, Michaels, PetsMart, Famous Footwear, Ross Dress for Less, Pier One, Linens 'N Things, Shop-Rite, Barnes & Noble (opened 12/04) and Staples (scheduled to open 2nd quarter 2005)
Apex, NC (Phase I & II)	461,731	$27.1	2nd Half 2004	Target, Lowe's, Office Max, PetsMart, Linens 'N Things, Hollywood Video, EB Games, GNC, Panera Bread, Sprint PCS, Q'Doba and other retail tenants and outparcels to be announced
Irving, TX	312,126	$28.3	2004	Wal-Mart, Sam's Club, Kohl's, PetsMart, Marquee Theater, Office Max
Mesquite, TX	218,924	$28.8	2nd Half 2004	Michael's, Linens 'N Things, Ross Dress for Less, Dress Barn, Famous Footwear, Pier One, Avenue and other retail tenants to be announced
Projects in Progress
Miami, FL	609,606	$86.2	2006	To be announced
Overland Park, KS	83,642	$9.0	2005	Home Depot, Sam's Club, Aldi's Grocery, Party City, Goodyear Tire, Bank of America, Babies 'R Us (scheduled to open 1st quarter 2005), Golf Galaxy and 8,400 sf of additional retail space
Chesterfield, MI	105,400	$13.8	2005	45,000 sf of small shop retail.
Lansing, MI	177,369	$16.4	2005	Wal-Mart, Lowe's, Michael's, Gander Mountain, PetsMart (scheduled to open 3rd quarter 2005), Subway, Hallmark
Freehold, NJ	500,000	$25.5	2005	Wal-Mart and Sam's Club and other retail tenants and outparcels to be announced
Mt. Laurel, NJ	715,251	$57.5	2004 & 2005	Target, Wegman's (scheduled to open 1st quarter 2006), Costco, Bed, Bath & Beyond, Lane Bryant, Payless Shoe Source, and Panera Bread. TJ Maxx, PetsMart, JoAnn's, DSW, and Golf Galaxy (all scheduled to open 2nd quarter 2005), and The Sports Authority (scheduled to open 3rd quarter 2005) and other retail tenants and outparcels to be announced
Pittsburgh, PA	358,605	$26.9	2006	Target, Sportsmans Warehouse and other retail tenants to be announced
Projects to Commence Construction
Norwood, MA	106,073	$24.7	2006	To be announced
McKinney, TX (Phase II)	87,757	$7.3	2006	To be announced

Wholly Owned Development Totals	4,707,123	$580.2

Wholly Owned Devlopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Wholly Owned and Consolidated Development
Assets Placed in Service as of December 31, 2004

	Assets Placed in Service
Date	(Millions)
As of December 31, 2003	$179.6
1st Quarter 2004	$12.4
2nd Quarter 2004	$64.5
3rd Quarter 2004	$15.0
4th Quarter 2004	$43.2
Thereafter	$265.5

Total	$580.2

Wholly Owned and Consolidated Development Funding Schedule as of December 31, 2004

Funded as of December 31, 2004	$460.0
Projected Net Funding During 2005	$94.9	(1)
Projected Net Funding Thereafter	$25.3	(1)

Total	$580.2

(1) Amount will be reduced by the additional proceeds to be obtained through construction loans.

Wholly Owned Devlopment and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Consolidated Debt
as of December 31, 2004

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facility:
$150 Million Term Loan		$150,000		03/05	3.420
$1 Billion Revolving Credit Facility		60,000	(2)	05/06	2.977
$200 Million Term Loan		200,000		05/06	3.170
Secured Credit Facility:
$30 Million Revolving Credit Facility		0		06/06

Total Credit Facility Debt		410,000

PUBLIC DEBT:
Medium Term Notes	F	1,000		11/05	7.280
Medium Term Notes	F	97,226	(3)	03/07	7.000
Medium Term Notes	F	10,000		07/07	7.020
Unsecured Notes	F	85,000		08/07	6.950
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,921		01/08	6.625
Medium Term Notes	F	274,066		01/09	3.875
Medium Term Notes	F	299,624		07/10	4.625
Medium Term Notes	F	249,043		04/11	5.250
Medium Term Notes	F	100,000		07/18	7.500
Total Public Debt		1,217,880

MORTGAGE DEBT:
Brainerd, MN	F	75		02/05	6.800
Hamilton, NJ	V	26,971		05/05	3.950
Hamilton, NJ	F	30,000		05/05	2.942
Detroit, MI	F	2,922		11/05	7.375
San Antonio, TX	V	25,000		07/06	3.900
Bayonet Point, FL	F	5,327		08/06	9.750
Dublin, OH	F	9,455		09/06	8.375
Silver Springs, MD (Tech 29-2)	F	3,469		09/06	9.050
Pickerington, OH	F	4,298		12/06	8.250
Sault St. Marie, MI	F	2,487		05/07	8.375
Berlin, VT	F	4,940		08/07	9.750
St. Louis, MO (Olympic)	F	3,529		08/07	9.150
Mt. Laurel, NJ	V	36,736		09/07	3.300
Apex, NC	V	15,573		10/07	3.400
Dallas, TX (Carpenter)	F	27,985		01/08	7.250
Birmingham, AL (GS II)	F	27,646		03/08	4.410
Durham, NC	F	7,225		03/08	4.410
Jacksonville, FL	F	6,743		03/08	4.410
Meridian, ID (GS II)	F	25,527		03/08	4.410

Summary of Consolidated Debt     3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Consolidated Debt
as of December 31, 2004 (con’t)

		Mortgage	Maturity	Interest
		Balance(000’s)	Date	Rate (1)
Mt. Pleasant, SC (GS II)	F	$7,899	03/08	4.410
N. Charleston, SC	F	11,656	03/08	4.410
Solon, OH	F	16,280	03/08	4.410
Tupelo, MS	F	11,752	03/08	4.410
Walker, MI	F	8,573	03/08	4.410
Wilmington, NC	F	21,192	03/08	4.410
Silver Springs, MD (Tech 29-1)	F	6,880	02/09	7.330
Leawood, KS	F	51,435	07/09	7.310
Brown Deer, WI	F	2,773	08/09	7.750
Martinsville, VA	F	19,859	12/09	8.460
St. Louis, MO (Keller)	F	1,619	01/10	8.625
Big Flats, NY (Big Flats I)	F	11,767	12/10	8.011
Plattsburgh, NY	F	11,489	12/10	8.000
Boardman, OH	F	26,581	04/11	6.880
Denver, CO (Centennial)	F	38,395	04/11	6.880
Erie, PA	F	25,596	04/11	6.880
Erie, PA	F	2,954	04/11	6.880
St. Louis, MO (Brentwood)	F	25,596	04/11	6.880
St. Louis, MO (Sunset)	F	34,458	04/11	6.880
Gates, NY (Westgate)	F	25,039	10/11	7.240
Indian Train, NC (Union TC Ph I)	F	7,002	10/11	7.000
Ashtabula, OH	F	6,969	12/11	7.000
West Pasco, FL	F	4,784	02/12	9.625
Denver, CO (Univ Hills)	F	28,884	06/12	7.300
N. Charleston, SC	F	10,831	07/12	7.370
St. Louis, MO (Gravois)	F	1,883	07/12	8.625
Moorseville, NC	F	24,032	12/12	6.930
Big Flats, NY (Big Flats II)	F	4,832	01/13	8.010
Big Flats, NY (Big Flats IV)	F	1,083	01/13	7.600
Buffalo, NY (Delaware Commons)	F	1,254	01/13	6.960
Jamestown, NY (Southside Plaza)	F	1,773	04/13	7.590
Victor, NY (Victor Square)	F	6,689	04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	52,174	05/13	6.990
Beachwood, OH	F	3,876	07/13	7.640
Boynton Beach, FL (Meadows Square)	F	4,828	07/13	6.720
Englewood, FL (Rotonda)	F	2,255	07/13	5.800
W. Long Branch, NJ (Monmouth)	F	15,394	07/13	8.570
Olean, NY	F	5,034	07/15	8.995
Mays Landing, NJ (Hamilton)	F	16,562	09/15	4.700
Amherst, NY (Kmart/Blvd Cons. II)	F	13,304	11/15	7.850
Columbus, OH (Consumer II West)	F	14,322	11/15	10.070

Summary of Consolidated Debt     3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Consolidated Debt
as of December 31, 2004 (con’t)

		Mortgage	Maturity	Interest
		Balance(000’s)	Date	Rate (1)
	F	$13,767	01/16	8.000
Merriam, KS (TIF)	F	8,575	02/16	6.900
Rome, NY (Freedom)	F	4,703	09/16	7.850
Medina, NY	F	4,092	11/16	7.660
Bellefontaine, OH	F	2,481	12/16	7.500
Amherst, NY (Tops Transit + French)	F	5,516	12/16	7.680
Canandaigua, NY	F	6,087	01/17	6.150
Cheektowaga, NY (Walmart Thruway)	F	5,238	10/17	6.780
Ithaca, NY	F	20,303	01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	14,345	07/18	5.670
Springville, NY	F	6,492	07/18	6.375
Niskayuna, NY (Mohawk)	F	26,310	12/18	5.750
Henderson, TN	F	9,337	01/19	7.660
Spring Hill, FL	F	5,312	09/19	9.750
Alden, NY	F	4,563	10/19	8.100
Cedar Rapids, IA	F	10,067	01/20	9.375
Riverdale, UT (North)	F	8,980	10/20	9.300
Plainville, CT	F	7,190	04/21	7.125
Allentown, PA	F	18,665	06/21	6.950
Princeton, NJ	V	24,998	09/25	3.900
Princeton, NJ	F	26,057	03/27	8.262

Total Mortgage Debt		1,088,546

Total Debt		$2,716,426
Adjustment for Reverse Swap		2,263 (4)
		$2,718,690

Weighted Average — Total			5.40 years	5.4%

Weighted Average — Fixed			6.32 years	5.9%

Weighted Average — Floating			1.77 years	3.5%

Notes:

F — Fixed Rate Debt            V — Variable Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization of approximately $7.0 million, net is offset by approximately $6.6 million of fair market value adjustment.

2.	Senior debt of $50 million has been converted to a fixed rate of 2.82%.

3.	Public debt of $60 million has been converted to a variable rate of 4.285%. The remaining balance of $37.2 million is at the stated fixed rate.

4.	Offset included in other assets.

Summary of Consolidated Debt     3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2004
(000’s)

	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,190	7,190
Bayonet Point, FL		5,327										5,327
Tupelo, MS	287	300	313	10,852								11,752
Jacksonville, FL	164	172	180	6,227								6,743
Denver, CO (Univ Hills)	522	562	604	650	699	752	809	24,286				28,884
Henderson, TN	366	395	426	460	497	536	578	624	674	727	4,055	9,337
Brown Deer, WI	513	554	599	647	460							2,773
Allentown, PA	621	666	714	765	820	879	942	1,009	1,082	1,159	10,009	18,665
Erie, PA	273	293	314	331	360	386	23,640					25,596
Erie, PA	31	33	36	38	41	44	2,731					2,954
Martinsville, VA	203	221	241	258	18,936							19,859
Boardman, OH	283	303	325	343	373	400	24,555					26,581
Solon, OH	397	415	434	15,033								16,280
St. Louis, MO (Sunset)	366	392	421	444	483	518	31,834					34,458
St. Louis, MO (Brentwood)	273	293	314	331	360	386	23,640					25,596
Denver, CO (Centennial)	408	438	469	496	539	578	35,467					38,395
Cedar Rapids, IA	315	346	380	417	458	503	552	606	665	730	5,094	10,067
St. Louis, MO (Olympic)	335	367	2,826									3,529
St. Louis, MO (Gravois)	310	355	389	292	115	125	136	162				1,883
St. Louis, MO (Keller)	265	289	315	343	374	33						1,619
N. Charleston, SC	284	297	311	10,763								11,656
Sault St Marie, MI	990	1,079	418									2,487
Walker, MI	209	219	229	7,917								8,573
Detroit, MI	2,922											2,922
Mt. Pleasant, SC	193	201	211	7,294								7,899
Merridian, ID	623	651	681	23,573								25,527
Riverdale, UT (North)	261	287	315	345	379	415	456	500	548	602	4,873	8,980
Birmingham, AL	674	705	737	25,530								27,646
Wilmington, NC	517	541	565	19,570								21,192
Berlin, VT			4,940									4,940
Brainerd, MN ( K-Mart)	75											75
Spring Hill, FL	170	187	206	227	251	276	304	335	370	407	2,578	5,312
West Pasco, FL								4,784				4,784
Princeton, NJ	358	389	423	454	499	543	590	636	697	758	20,711	26,057
Beachwood, OH	332	359	387	420	451	487	525	567	349			3,876
Leawood, KS	1,117	1,201	1,292	1,390	46,435							51,435
Durham, NC	176	184	193	6,672								7,225
Bellefontaine, OH	133	143	154	166	179	193	208	224	241	260	582	2,481

Summary of Consolidated Mortage Principal Payments Corporate Debt Maturities     3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2004 (con’t)
(000’s)

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
Dublin, OH	270	9,185										9,455
Pickerington, OH	219	4,079										4,298
Dallas, TX (Carpenter)	489	525	565	26,406								27,985
Silver Springs, MD (Tech 29-1)	158	170	183	196	6,173							6,880
Silver Springs, MD (Tech 29-2)	93	3,376										3,469
Jamestown, NY (Southside Plaza)	153	165	178	193	208	225	242	262	147			1,773
Ithaca, NY	980	1,052	1,128	1,210	1,298	1,393	1,494	1,603	1,720	1,845	6,579	20,303
Columbus, OH (Consumer II West)	380	420	465	514	568	628	694	767	848	937	8,103	14,322
Olean, NY	298	326	357	390	427	467	511	559	611	669	419	5,034
N. Charleston, SC	192	206	222	239	257	277	298	9,140				10,831
W. Long Branch, NJ (Monmouth)	1,269	1,382	1,506	1,640	1,786	1,945	2,119	2,307	1,440			15,394
Big Flats, NY (Big Flats I)	1,592	1,724	1,867	2,022	2,190	2,374						11,767
Mays Landing, NJ (Wrangleboro)	1,953	2,094	2,245	2,407	2,581	2,767	2,967	3,181	31,981			52,174
Plattsburgh, NY	1,554	1,683	1,823	1,974	2,138	2,317						11,489
Amherst, NY (Kmart/Blvd Cons. II)	802	868	938	1,015	1,097	1,187	1,283	1,388	1,500	1,623	1,603	13,304
Big Flats, NY (Big Flats IV)	58	63	68	73	79	86	92	100	464			1,083
Lockport, NY (Walmart/Tops)	805	872	944	1,022	1,107	1,199	1,298	1,406	1,523	1,649	1,942	13,767
Big Flats, NY (Big Flats II)	426	462	501	543	589	639	693	751	228			4,832
Amherst, NY (Tops Transit + French)	291	315	340	367	396	427	461	498	538	580	1,303	5,516
Amherst, NY (Target/Blvd Cons. II)	722	764	808	856	905	958	1,014	1,073	1,135	1,201	4,908	14,345
Medina, NY	219	236	255	275	297	320	346	373	403	435	932	4,092
Mays Landing, NJ (Hamilton)	1,213	1,271	1,332	1,396	1,463	1,534	1,607	1,684	1,765	1,850	1,446	16,562
Gates, NY (Westgate)	280	301	324	349	375	404	23,004					25,039
Boynton Beach, FL (Meadows Square)	389	453	485	519	556	595	637	682	513			4,828
Rome, NY (Freedom)	253	273	295	319	345	374	404	437	472	511	1,019	4,703
Englewood, FL (Rotonda)	210	223	236	250	265	281	298	315	176			2,255
Moorseville, NC	261	279	300	322	345	370	397	426	21,334			24,032
Alden, NY	148	160	173	188	208	246	266	289	313	343	2,229	4,563
Indian Train, NC (Union TC Ph I)	82	88	95	102	109	117	6,408					7,002
Cheektowaga, NY (Walmart Thruway)	265	284	304	325	348	372	398	426	456	487	1,574	5,238
Ashtabula, OH	81	87	93	100	107	115	6,386					6,969
Buffalo, NY (Delaware Commons)	119	127	137	146	157	168	180	193	26			1,254
Springville, NY	311	331	353	376	401	427	455	485	517	551	2,287	6,492
Niskayuna, NY (Mohawk)	1,260	1,335	1,414	1,497	1,585	1,679	1,778	1,883	1,994	2,112	9,771	26,310
Canandaigua, NY	351	373	396	421	448	476	507	539	573	609	1,395	6,087
Victor, NY (Victor Square)	89	95	100	107	113	120	127	135	5,803			6,689
Merriam, KS (TIF)											8,575	8,575
Princeton, NJ (Nassau Pav)											24,998	24,998
San Antonio, TX		25,000										25,000
Total — Property Mortgages	33,201	78,814	40,790	190,005	101,629	31,537	203,330	64,633	81,104	20,046	134,175	979,266

Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities     3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2004 (con’t)
(000’s)

	2005		2006		2007	2008	2009	2010	2011	2012	2013	2014
	Payments		Payments		Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
CONSTRUCTION LOANS
$20 Million Construction Loan					15,573									15,573
(National City Bank)
$48 Million Construction Loan					36,736									36,736
(Wachovia Bank)
Hamilton, NJ	56,971													56,971

Total — Construction Loans	56,971		0		52,309	0	0	0	0	0	0	0	0	109,281

DEBT OFFERINGS
Senior Notes	1,000				109,226	99,921	274,066	299,624	249,043				100,000	1,132,881
Unsecured Notes					85,000									85,000

Total — Debt Offerings	1,000		0		194,226	99,921	274,066	299,624	249,043	0	0	0	100,000	1,217,880
Total — Property Mortgages,	91,173		78,814		287,326	289,927	375,695	331,161	452,373	64,633	81,104	20,046	234,175	2,306,426
Construction Loans & Debt Offerings
REVOLVING CREDIT FACILITIES & TERM LOANS
$1 Billion Unsecured Credit			60,000	(1)										60,000
(Bank One)
$200 Million Unsecured Credit			200,000	(1)										200,000
(Bank One)
$150 Million Unsecured Credit	150,000	(1)												150,000
(Bank of America)
$30 Million Revolving Credit			0	(1)										0
(National City Bank)

Total — Debt	$241,173		$338,814		$287,326	$289,927	$375,695	$331,161	$452,373	$64,633	$81,104	$20,046	$234,175	$2,716,426

Notes:

     (1) Balance at December 31, 2004 on revolving credit facilities.

Summary of Consolidated Mortage Principal Payments Corporate Debt Maturities     3.4

3

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2004

		RVIP III B			RVIP VIII			Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Community Centers	Four	Five
Real Estate Assets	$47.5	$84.1	$32.3	$173.0	$32.5	$128.7	$0.0	$0.0	$249.8
Accumulated Depreciation	(1.8)	(7.2)	(3.7)	(15.7)	(0.9)	(0.7)	0.0	0.0	(33.4)

Real Estate, net	45.7	76.9	28.6	157.3	31.6	128.0	0.0	0.0	216.4

Receivables, Net	1.5	0.0	0.8	4.3	0.6	0.6	0.3	0.0	6.9
Other assets	0.9	0.8	1.0	7.9	2.1	2.7	2.4	0.0	5.1

	$48.1	$77.7	$30.4	$169.5	$34.3	$131.3	$2.7	$0.0	$228.4

Mortgage Debt	$28.0	$55.4	$18.4	$107.0	$23.6	$11.8	$0.0	$0.0	$156.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.7	2.4	0.5	16.8	1.2	2.2	3.5	0.0	2.0

	28.7	57.8	18.9	123.8	24.8	14.0	3.5	0.0	158.0
Accumulated equity (deficit)	19.4	19.9	11.5	45.7	9.5	117.3	(0.8)	0.0	70.4

	$48.1	$77.7	$30.4	$169.5	$34.3	$131.3	$2.7	$0.0	$228.4

Proportionate share of other assets/liabilities, net	$0.4	($0.4)	$0.3	($1.0)	$0.3	$0.1	$0.0	$0.0	$5.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2004

		RVIP III B			RVIP VIII			Community Centers	Community Centers
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Community Centers	Four	Five
Revenues from operations	$6.3	$12.1	$4.8	$21.4	$5.4	$3.1	($0.1)	$0.0	$34.5
Rental operation expenses	(2.7)	(3.8)	(2.5)	(6.6)	(1.7)	(0.5)	(0.6)	0.0	(10.4)

Net operating income	3.6	8.3	2.3	14.8	3.7	2.6	(0.7)	0.0	24.1
Depreciation and amortization expense	(1.2)	(2.1)	(0.9)	(11.9)	(0.9)	(0.7)	0.0	0.0	(5.2)
Interest expense	(1.1)	(1.8)	(1.5)	(2.9)	(1.3)	(0.2)	0.0	0.0	(10.7)

Income (loss) before gain on sale	1.3	4.4	(0.1)	0.0	1.5	1.7	(0.7)	0.0	8.2
Gain (loss) on sale of real estate	5.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	2.1	0.0	0.0	0.0	0.3	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	18.6	0.0	0.0	0.0	19.0	0.0

Net income (loss)	$6.3	$4.4	($0.1)	$20.7	$1.5	$1.7	($0.7)	$19.3	$8.2
DDR Ownership interest	***	***	***	***	***	10%	***	35%	50%

	$1.5	$1.8	$0.0	$7.4	$0.7	$0.2	$0.4	$6.8	$4.1
Minority Interest	0.0	(0.2)	0.0	(0.8)	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	(0.7)	0.0	0.0	(0.3)	0.0	0.0	0.0	0.0	0.2

	$0.8	$1.6	$0.0	$6.3	$0.7	$0.2	$0.4	$6.8	$4.3

Proportionate share of net operating income	$0.9	$3.2	$0.2	$4.0	$1.4	$0.3	$0.0	$0.0	$12.0

Funds From Operations (“FFO”):
Net income (loss)	$6.3	$4.4	($0.1)	$20.7	$1.5	$1.7	($0.7)	$19.3	$8.2
Depreciation of real property	1.2	2.1	0.9	12.8	0.7	0.7	0.0	0.1	5.2
(Gain) loss on sale	(0.5)	0.0	0.0	(18.6)	0.0	0.0	0.0	(19.0)	0.0

	$7.0	$6.5	$0.8	$14.9	$2.2	$2.4	($0.7)	$0.4	$13.4
DDR ownership interest	***	***	***	***	***	10%	***	35%	50%

DDR FFO	$1.2	$2.5	$0.2	$4.1	$0.9	$0.2	$0.4	$0.1	$6.7

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2004

					Lennox
	Community Centers	Community Centers			Town Center	Sun Center	Dublin Village	Washington
	Seven	Eight	Merriam (6)	Kildeer, IL	(2)	Limited (2)	(2)	Park (3)
Real Estate Assets	$15.6	$26.7	$0.0	$31.1	$21.1	$25.7	$29.6	$0.0
Accumulated Depreciation	(1.2)	(2.3)	0.0	(1.6)	(3.6)	(5.8)	(13.2)	0.0

Real Estate, net	14.4	24.4	0.0	29.5	17.5	19.9	16.4	0.0

Receivables, Net	0.3	1.0	0.0	0.2	1.2	0.9	0.1	0.0
Other assets	0.3	0.6	0.0	0.4	0.6	1.1	1.2	0.0

	$15.0	$26.0	$0.0	$30.1	$19.3	$21.9	$17.7	$0.0

Mortgage Debt	$11.0	$17.6	$0.0	$19.5	$18.6	$21.2	$0.0	$0.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.2	0.4	0.0	0.5	0.4	0.6	0.4	0.0

	11.2	18.0	0.0	20.0	19.0	21.8	0.4	0.0
Accumulated equity (deficit)	3.8	8.0	0.0	10.1	0.3	0.1	17.3	0.0

	$15.0	$26.0	$0.0	$30.1	$19.3	$21.9	$17.7	$0.0

Proportionate share of other assets/liabilities, net	$0.1	$0.6	$0.0	$0.0	$0.7	$1.0	$0.7	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2004

					Lennox
	Community Centers	Community Centers			Town Center	Sun Center	Dublin Village	Washington
	Seven	Eight	Merriam (6)	Kildeer, IL	(2)	Limited (2)	(2)	Park (3)
Revenues from operations	$1.8	$4.4	$2.4	$3.7	$4.6	$4.4	$2.1	$0.0
Rental operation expenses	(0.6)	(1.5)	(0.7)	(0.9)	(1.3)	(1.0)	(0.6)	0.0

Net operating income	1.2	2.9	1.7	2.8	3.3	3.4	1.5	0.0
Depreciation and amortization expense	(0.2)	(0.5)	(0.4)	(0.6)	(0.4)	(0.7)	(0.8)	0.0
Interest expense	(0.8)	(1.4)	(0.7)	(1.0)	(1.5)	(1.7)	0.0	0.0

Income (loss) before gain on sale	0.2	1.0	0.6	1.2	1.4	1.0	0.7	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.2	$1.0	$0.6	$1.2	$1.4	$1.0	0.7	($0.2)
DDR Ownership interest	50%	50%	50%	10%	***	***	***	50%

	$0.1	$1.0	$0.3	$0.1	$0.9	$1.0	$0.5	($0.1)
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	(0.2)	(0.5)	0.0

	$0.1	$1.0	$0.3	$0.1	$0.9	$0.8	$0.0	($0.1)

Proportionate share of net operating income	$0.6	$1.5	$0.9	$0.3	$0.0	$2.8	$1.2	$0.0

Funds From Operations (“FFO”):
Net income (loss)	$0.2	$1.0	$0.6	$1.2	$1.4	$1.0	$0.7	($0.2)
Depreciation of real property	0.2	0.5	0.4	0.6	0.4	0.7	0.8	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2

	$0.4	$1.5	$1.0	$1.8	$1.8	$1.7	$1.5	$0.0
DDR ownership interest	50%	50%	50%	10%	***	***	***	50%

DDR FFO	$0.2	$0.7	$0.5	$0.2	$0.9	$1.6	$1.2	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2004

									Sansone
		Littleton, CO		Coon Rapids,			Service	Jefferson County,	Group /		DDR Markaz
	DOTRS	(5)	Salisbury, MD	MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	DDRC LLC	DDR Markaz	II
Real Estate Assets	$25.0	$3.1	$2.1	$0.0	$27.4	$112.3	$132.7	$5.9	$0.2	$167.2	$201.6
Accumulated Depreciation	(4.0)	0.0	(0.2)	0.0	(4.5)	(6.3)	(4.7)	(0.3)	0.0	(6.4)	(0.9)

Real Estate, net	21.0	3.1	1.9	0.0	22.9	106.0	128.0	5.6	0.2	160.8	200.7

Receivables, Net	0.8	0.0	0.0	0.0	0.9	2.3	12.2	0.0	1.9	1.9	3.4
Other assets	0.3	0.1	0.2	1.0	1.1	4.7	37.3	0.1	1.1	6.2	7.0

	$22.1	$3.2	$2.1	$1.0	$24.9	$113.0	$177.5	$5.7	$3.2	$168.9	$211.1

Mortgage Debt	$10.7	$0.0	$1.8	$0.0	$17.3	$85.0	$62.6	$2.8	$0.0	$110.0	$150.5
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	15.4	3.1	0.0	0.7	0.3
Other liabilities	(0.1)	0.1	0.1	0.8	0.5	0.7	59.8	0.0	0.8	2.4	0.0

	10.6	0.1	1.9	0.8	17.8	85.8	137.8	5.9	0.8	113.1	150.8
Accumulated equity (deficit)	11.5	3.1	0.2	0.2	7.1	27.2	39.7	(0.2)	2.4	55.8	60.3

	$22.1	$3.2	$2.1	$1.0	$24.9	$113.0	$177.5	$5.7	$3.2	$168.9	$211.1

Proportionate share of other assets/liabilities, net	$0.6	$0.0	$0.0	$0.1	$1.0	$1.6	$8.8	$0.1	$1.1	$1.1	$2.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2004

									Sansone
		Littleton, CO		Coon Rapids,			Service	Jefferson County,	Group /		DDR Markaz
	DOTRS	(5)	Salisbury, MD	MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	MO	DDRC LLC	DDR Markaz	II
Revenues from operations	$3.5	$2.3	$0.3	$0.0	$5.2	$17.1	$21.6	$0.7	$13.6	$20.9	$3.0
Rental operation expenses	(1.0)	(0.7)	(0.1)	(0.1)	(1.4)	(7.1)	(13.2)	(0.3)	(10.8)	(6.7)	(0.9)

Net operating income	2.5	1.6	0.2	(0.1)	3.8	10.0	8.4	0.4	2.8	14.2	2.1
Depreciation and amortization expense	(0.5)	(0.3)	(0.1)	0.0	(0.7)	(4.2)	(5.9)	(0.1)	(0.7)	(4.1)	(0.9)
Interest expense	(0.3)	(0.6)	(0.1)	0.0	(1.3)	(5.0)	(8.6)	(0.4)	0.0	(4.7)	(1.2)

Income (loss) before gain on sale	1.7	0.7	0.0	(0.1)	1.8	0.8	(6.1)	(0.1)	2.1	5.4	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(1.3)	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	2.0	0.0	0.0	0.0	0.0

Net income (loss)	1.7	0.7	0.0	(0.1)	1.8	0.8	(5.4)	(0.1)	2.1	5.4	0.0
DDR Ownership interest	50%	50%	50%	***	67%	25%	25%	50%	***	***	20%

	$0.9	$0.4	$0.0	$3.3	$1.2	$0.2	($1.3)	($0.1)	$1.5	$1.1	$0.0
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	(0.3)	0.0	0.0	0.0	(0.3)	0.2	0.0

	$0.9	$0.4	$0.0	$3.3 (7)	$0.9	$0.2	($1.3)	($0.1)	$1.2	$1.3	$0.0

Proportionate share of net operating income	$1.3	$0.8	$0.1	$0.0	$2.6	$2.5	$2.1	$0.2	$1.5	$2.8	$0.2

Funds From Operations (“FFO”):
Net income (loss)	$1.7	$0.7	$0.0	($0.1)	$1.8	$0.8	($5.4)	($0.1)	$2.1	$5.4	$0.0
Depreciation of real property	0.5	0.3	0.1	0.0	0.7	4.2	6.1	0.1	0.0	4.1	0.9
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$2.2	$1.0	$0.1	($0.1)	$2.5	$5.0	$0.7	$0.0	$2.1	$9.5	$0.9
DDR ownership interest	50%	50%	50%	***	67%	25%	25%	50%	***	***	20%

DDR FFO	$1.1	$0.5	$0.1	$3.3 (7)	$1.6	$1.3	$0.2	$0.0	$1.4	$1.9	$0.2

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2004

	Coventry II
	Ward DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II	DDR/Macquarie	DDR/Macquarie
	Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park LLC	Fund LLC	Management LLC	Total
Real Estate Assets	$50.7	$38.1	$48.5	$10.1	$91.5	$1,351.0	$0.0	$3,165.1
Accumulated Depreciation	(1.4)	(0.6)	(0.9)	0.0	(0.1)	(21.7)	0.0	(143.1)

Real Estate, net	49.3	37.5	47.6	10.1	91.4	1,329.3	0.0	3,022.0

Receivables, Net	1.3	0.2	0.8	0.0	0.8	23.4	0.0	68.6
Other assets	(0.2)	0.3	1.0	0.0	0.8	30.0	4.9	123.0

	$50.4	$38.0	$49.4	$10.1	$93.0	$1,382.7	$4.9	$3,213.6

Mortgage Debt	$31.5	$26.0	$39.0	$2.4	$90.0	$685.7	$0.0	$1,803.4
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	1.0	0.0	20.6
Other liabilities	1.1	0.9	1.6	0.1	2.1	19.1	0.3	122.1

	32.6	26.9	40.6	2.5	92.1	705.8	0.3	1,946.1
Accumulated equity (deficit)	17.8	11.1	8.8	7.6	0.9	676.9	4.6	1267.5

	$50.4	$38.0	$49.4	$10.1	$93.0	$1,382.7	$4.9	$3,213.6

Proportionate share of other assets/liabilities, net	$0.0	$0.1	$0.0	$0.0	(0.1)	$5.1	$2.3	$31.7

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5

Combining Statements of Operations for the period ended December 31, 2004
	Coventry II
	Ward DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II	DDR/Macquarie	DDR/Macquarie
	Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park LLC	Fund LLC	Management LLC	Total
Revenues from operations	$6.7	$3.5	$6.9	$0.0	$1.1	$120.6	$1.5	$339.4
Rental operation expenses	(2.9)	(1.1)	(3.0)	0.0	(0.3)	(33.6)	(0.3)	(118.9)

Net operating income	3.8	2.4	3.9	0.0	0.8	87.0	1.2	220.5
Depreciation and amortization expense	(0.7)	(0.6)	(1.0)	0.0	(0.1)	(21.5)	(0.3)	(68.2)
Interest expense	(1.3)	(0.7)	(1.4)	0.0	(0.3)	(26.5)	(0.1)	(79.1)

Income (loss) before gain on sale	1.8	1.1	1.5	0.0	0.4	39.0	0.8	73.3
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.8
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.1
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	39.6

Net income (loss)	1.8	1.1	1.5	0.0	0.4	39.0	0.8	118.8
DDR Ownership interest	20%	20%	20%	10%	20%	***	50%

	$0.4	$0.2	$0.3	$0.0	$0.1	$7.9	$0.4	$43.0
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.0)
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.8	0.0	(1.1)

	$0.4	$0.2	$0.3	$0.0	$0.1	$8.7	$0.4	$40.9

Proportionate share of net operating income	$0.8	$0.5	$0.0	$0.0	$0.2	$17.3	$0.6	$62.8

Funds From Operations (“FFO”):
Net income (loss)	$1.8	$1.1	$1.5	$0.0	$0.4	$39.0	$0.8	$118.8
Depreciation of real property	0.7	0.6	1.0	0.0	0.1	21.5	0.3	68.5
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(37.9)

	$2.5	$1.7	$2.5	$0.0	$0.5	$60.5	$1.1	$149.4
DDR ownership interest	20%	20%	20%	10%	20%	***	50%

DDR FFO	$0.5	$0.3	$0.5	$0.0	$0.1	$11.0	$0.6	$46.2

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2004

(1) Amounts may differ slightly from actual results, due to rounding.

(2) Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3) Represents undeveloped land.

(4) The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected in DDR Consolidated Statement of Operations. The joint venture’s total related party interest expense for the twelve months ended December 31, 2004 totaled $1.2 million, of which $0.30 million, or approximately 25%, is reflected in revenues from operations in the Company’s Consolidated Statement of Operations.

(5) In the first quarter of 2004, the Company acquired the operating shopping center owned by the joint venture. An undeveloped parcel of land remains in the joint venture.

(6) In the second quarter of 2004, the property was purchased by DDR/Macquarie Fund LLC. The Company retained a 14.5% ownership in the property through its ownership of the acquiring joint venture.

(7) In 2004, the Company recognized $3.3 million of previously deferred gain related to the sale of joint venture property at the end of 2003. A portion of the Company’s gain on sale was deferred until certain construction and leasing obligations were achieved.

*** See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place - Long Beach, CA

Major Tenants:	Wal-Mart
Ross Dress for Less
Nordstrom Rack
Anna’s Linens
Hometown Buffet
Payless Shoe Source

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR
Management Fee:	3.5% of gross rents
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDR	$4.7
PREI	14.5
Coventry	0.2

Total Capital	$19.4

Debt	$28.0

Total Debt & Equity	$47.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Hardware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico’s
Century Theater

Partnership Structure
RVIP IIIB

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR)
once limited partners have received a 10% preferred return
and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)

DDRC	$4.7
Prudential	13.8
Coventry	1.4

Total Capital	$19.9

Debt	$55.4

Total Debt & Equity	$75.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	The joint venture consists of the following four properties:

Ten Quivira Plaza - Shawnee, KS	Devonshire Village - Olathe, KS
Cherokee North - Overland Park, KS	Brywood Center - Kansas City, MO

Major Tenants:	Price Chopper	La Petite Academy
	Big Lots	Osco Drug
	Dollar General	Deal$
	Sherwin Williams	Westlake Hardware
Eckerd Drug
Hollywood Video

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR)
once limited partners have received a 10% preferred return
and return of equity

Fees to DDR
Management Fee:	3.5% of gross operating revenues
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)

Capital Structure (in millions)

DDR	$2.8
PREI	8.6
Coventry	0.1

Total Capital	$11.5

Debt	$18.4

Total Debt & Equity	$29.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following six properties:

San Ysidro Village - San Ysidro, CA	Downtown Pleasant Hill - Pleasant Hill, CA
Plaza at Puente Hills - City of Industry, CA	Richmond City Center - Richmond, CA
Valley Central Shopping Center - Lancaster, CA	Puget Park Shopping Center - Everett, WA

Major Tenants:	Office Depot	Michael’s
	Century Theater	Staples
	Ross Stores	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	T.J. Maxx	Kroger
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
20% - DDR
79% - Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.2% of gross rents
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	.63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)

DDR	$8.3
PREI	33.0
Coventry	4.4

Total Capital	$45.7

Debt	$107.0

Total Debt & Equity	$152.7

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name: Date Formed: Property Name/Location:	RVIP VIII September 2003 Shops@TECH.RIDGE - Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
PetsMart
Ross Dress for Less

Partnership Structure
RVIP VIII

Equity Contribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% - Coventry Real Estate Partners
24.75% - DDR
74.25% - Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10 (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)

DDRC	$2.4
Prudential	7.2
Coventry	(0.1)

Total Capital	$9.5

Debt	$23.6

Total Debt & Equity	$33.1

* Fees shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

Tops Plaza - Elmira, NY	Tops Plaza - Avon, NY
Tops Plaza - Hamburg, NY	Tops Plaza - Hamlin, NY
Tops Plaza - Norwich, NY	Farragut Pointe - Farragut, TN
Tops-Gander Mnt. Plaza - Tonawanda, NY	Columbia Square - Columbia, TN
Tops Plaza - Arcade, NY	Five Forks Crossing - Lilburn, GA
Tops Plaza - Tonawanda, NY	Five Forks Village - Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Save-Rite
Tops

Partnership Structure
Equity Contribution:	10.0% - JDN QRS, Inc.
90.0% - Prudential Insurance Company of America (PICA)
Cash Flow Distribution:	10.0% - JDN QRS, Inc.
90.0% - Prudential Insurance Company of America (PICA)

Fees to DDR
Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 square feet)
4% on new outparcels/ground leases on years 1-5; 2% on remainder of term, max 10 yrs.
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 yrs.
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

JDN	$11.7
PICA	105.6

Total Capital	$117.3

Debt	$11.8

Total Debt & Equity	$129.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center - Ahwatukee, AZ	Maple Grove Crossing - Maple Grove, MN
	Arrowhead Crossing - Phoenix, AZ	Tanasbourne Town Center - Portland, OR
	Eagan Promenade - Eagan, MN	Eastchase Market - Fort Worth, TX

Major Tenants:	AMC Theatre	Gander Mountain	Oshman’s Sporting Goods
	Ashley Homestores	Haggan’s	Petco
	Babies 'R Us	Kohl's Department	Petsmart
	Barnes & Noble	Linens 'N Things	Pier One
	Bassett Furniture	Mac Frugal's	Ross Dress for Less
	Bed Bath & Beyond	Mervyn's (not owned)	Staples
	Byerly's	Michael's	Stein Mart
	Circuit City	Nordstrom Rack (not owned)	Target (not owned)
	Comp USA	Office Depot	TJ Maxx
	Cub Foods (not owned)	Office Depot (not owned)	Toys 'R Us (not owned)
	Ethan Allen (not owned)	OfficeMax	United Artists Theatre
	Famous Footwear	Old Navy

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$35.2
DRA Advisors	35.2

Total Capital	$70.4

Debt	$156.0

Total Debt & Equity	$226.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) - Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$1.9
DRA Advisors	1.9

Total Capital	$3.8

Debt	$11.0

Total Debt & Equity	$14.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center - Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% - DDR
50% - DRA Advisors

Cash Flow Distribution:	50% - DDR
50% - DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$4.0
DRA Advisors	4.0

Total Capital	$8.0

Debt	$17.6

Total Debt & Equity	$25.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer - Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% - DDR
90% - DRA Advisors

Cash Flow Distribution:	10% - DDR
90% - DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)

DDR	$1.0
DRA Advisors	9.1

Total Capital	$10.1

Debt	$19.5

Total Debt & Equity	$29.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center - Columbus, OH
Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% - DDR
50% - Casto Properties

Cash Flow Distribution:	50% - DDR
50% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$0.15
Casto Properties	0.15

Total Capital	$0.3

Debt	$18.6

Total Debt & Equity	$18.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center - Columbus, OH
Major Tenants:	Babies ’R Us
Big Bear
Michael’s
Rhodes Furniture
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% - DDR
20.55% - Casto Properties

Cash Flow Distribution:	79.45% - DDR
20.55% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$0.059
Casto Properties	0.015

Total Capital	$0.07

Debt	$21.2

Total Debt & Equity	$21.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center - Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% - DDR
19.988% - Casto Properties

Cash Flow Distribution:	80.012% - DDR
19.988% - Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$13.9
Casto Properties	3.4

Total Capital	$17.3

Debt	$—

Total Debt & Equity	$17.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons - Macedonia, Ohio
Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% - DDR
50% - The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)

DDR	$5.72
The State Teachers Retirement Board	5.72

Total Capital	$11.4

Debt	$10.7

Total Debt & Equity	$22.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Dress Barn

Partnership Structure
Ownership Percentage:	50% - DDR
50% - PDK Commons Phase III L.C.

Cash Flow Distribution:	50% - DDR
50% - PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4% of gross rental income
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A
Capital Structure (in millions)

DDR	$0.11
PDK Salisbury LLC	0.11

Total Capital	$0.2

Debt	$1.8

Total Debt & Equity	$2.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway - Phoenix, AZ
Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% - DDR
33% - Churchill Family Trust

Cash Flow Distribution:	67% - DDR
33% - Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 - 10,000 square feet
$2.50 per square foot for spaces 10,000 - 25,000 square feet
$2.00 per square foot for spaces 25,000 - 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)

DDR	$4.66
Churchill Family Trust	2.29

Total Capital	$7.0

Debt	$17.3

Total Debt & Equity	$24.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado - Pasadena, CA

Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Loehmann's
Macy's
Pacific Theaters

Partnership Structure
Equity Contribution:	25% - DDR
75% - Lehman Brothers

Cash Flow Distribution:	25% - DDR
75% - Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$6.8
Lehman Brothers	20.4

Total Capital	$27.2

Debt	$85.0

Total Debt & Equity	$112.2

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 60 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc.. The Joint Venture also owns designation rights to 3 assets for which it has not obtained final title through the bankruptcy court. These assets are in the process of being designated to the Joint Venture. In total, these properties are located in 26 states across the United States.

Partnership Structure
Equity Contribution:	24.63% - DDR 12.32% - Klaff Realty, L.P. 61.58% - Lubert-Adler Funds 1.47% - Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% - DDR 12.32% - Klaff Realty, L.P. 61.58% - Lubert-Adler Funds 1.47% - Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)

DDR	$24.7
Klaff	12.4
Lubert-Adler	61.7
Random Properties Acquisition Corp. I	1.5

Total Capital	$100.3	(1)

Payable to DDR	$0.30

Existing Debt	$62.6

Debt to be Assumed	$1.8	(2)

Total Debt & Equity	$165.0

(1)	Total capital includes member equity loans to the joint venture of $60.6 million as of December 31, 2004, of which DDR’s proportionate share is $15.1 million.

(2)	Represents the maximum amount of debt that could be assumed by the Joint Venture concurrent with the designation of the final 3 undesignated properties.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% - DDR
50% - The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% - DDR
50% - The Sansone Group

Fees to DDR
Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75%
on renewals

Capital Structure (in millions)

DDRC	$(0.1)
The Sansone Group	(0.1)

Total Capital (1)	$(0.2)

Payable to DDR	$3.1

Debt	$2.8

Total Debt & Equity	$5.7

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza - Richmond, CA	Highland Grove Shopping Center- Highland, IN
	Derby Square - Grove City, OH	Springfield Commons Shopping Center - Toledo, OH
	Oviedo Park - Oviedo, FL	Apple Blossom Corners - Winchester, VA
North Pointe Plaza - Tampa, FL

Major Tenants:	Babies R Us (not owned)	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ‘N Things	Wal-mart (not owned)
Lowe’s (not owned)

Partnership Structure
Equity Contribution:	80% - Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% - DDR

Cash Flow Distribution:	80% - Markaz
20% - DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$11.2
Markaz	44.6

Total Capital	$55.8

Payable to DDR	$0.7

Debt	$110.0

Total Debt & Equity	$166.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza - Irondequoit, NY	Oxford Place - Oxford, MS
	Tops Plaza - LeRoy, NY	Midway Plaza - Loganville, GA
	Tops Plaza - Jamestown, NY	Chillicothe Place - Chillicothe, OH *excluding Lowe’s
	Tops Plaza - Ontario, NY	Northcreek Commons - Goodlettsville, TN
	Tops Plaza Union - Cheektowaga, NY	Panorama Plaza - Rochester, NY
	Tops Plaza - Warsaw, NY	Crossroads Centre - Orchard Park, NY
Tops Plaza Robinson - Amherst, NY

Major Tenants:	AJ Wright
Dollar Tree
Kroger
Linens ‘N Things
Lowe’s (unowned)
Office Max
Regal Cinema
Stein Mart
Tops Markets

Partnership Structure
Equity Contribution:	80% - Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% - DDR

Cash Flow Distribution:	80% - Markaz
20% - DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$12.06
Markaz	48.25

Total Capital	$60.3

Receivable from DDR, net	$3.0

Debt	$150.5

Total Debt & Equity	$213.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO
Major Tenants:	Target (not owned)
Dilliards
Pier One
TJ Maxx
AMC Theater
24 Hour Fitness
Dick’s

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	3% of gross income for stabilized property (95% leased)
4% of gross income for unstabilized property
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)

Capital Structure (in millions)

Coventry II Fund	$14.2
DDR	3.6

Total Capital	$17.8

Debt	$31.5

Total Debt & Equity	$49.3

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall - Kirkland, WA
Major Tenants:	Guitar Center
Trader Joe’s
Big 5 Sporting Goods
Totem Lake Theater
Rite Aid
Ross Dress For Less
Famous Footwear
CompUSA

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

Coventry II Fund	$8.9
DDR	2.2

Total Capital	$11.1

Debt	$26.0

Total Debt & Equity	$37.1

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall - Phoenix, AZ
Major Tenants:	Wal-Mart
Costco
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

Coventry II Fund	$7.0
DDR	1.8

Total Capital	$8.8

Debt	$39.0

Total Debt & Equity	$47.8

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace, San Antonio, TX
Major Tenants:	Target (not owned)
Lowe’s
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% - Coventry II DDR Westover LLC
50% - ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% - Coventry II DDR Westover LLC
50% - ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% - Coventry II Fund*
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund*
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs

Capital Structure (in millions)

Coventry II Fund	$6.1
DDR	1.5

Total Capital	$7.6

Debt	$2.4

Total Debt & Equity	$10.0

*DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

** Fee shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the twelve months ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall - Buena Park, CA
Major Tenants:	Wal-Mart (unowned)
Sears (unowned)
Burlington Coat Factory
Krikorian Theater
Ross Dress For Less
PetsMart
Kohl’s

Partnership Structure
Equity Contribution:	80% - Coventry II Fund
20% - DDR

Cash Flow Distribution:	80% - Coventry II Fund *
20% - DDR

Fees to DDR
Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)

Coventry II Fund	$0.2
DDR	0.7

Total Capital	$0.9

Debt	$90.0

Total Debt & Equity	$90.9

* Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve month period ended December 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 36 properties:

	Union Consumer Square - Cheektowaga, NY	The Plazas at Great Northern - North Olmsted, OH
	Walden Consumer Square - Cheektowaga, NY	Riverdale Village - Coon Rapids, MN
	Dick’s Plaza - Cheektowaga, NY	Midway Marketplace - St Paul, MN
	Walden Place - Cheektowaga, NY	River Hills Shopping Center - Asheville, NC
	Borders Books - Cheektowaga, NY	Township Marketplace - Monaca, PA
	Eastgate Plaza - Clarence, NY	The Marketplace - Nashville, TN
	Premier Place - Clarence, NY	BJ’s Batavia - Batavia, NY
	Regal Cinemas - Clarence, NY	Tops Plaza - Batavia, NY
	Jo-Ann Plaza - Clarence, NY	Batavia Commons - Batavia, NY
	Barnes & Noble - Clarence, NY	Towne Center - Murfreesboro, TN
	New Hartford Consumer Square - Utica, NY	Perimeter Pointe - Atlanta, GA
	Merriam Town Center - Merriam, KS	Woodfield Village Green - Schaumburg, IL
	Spring Creek Center - Fayetteville, AR	Fairfax Towne Center - Fairfax, VA
	Steele Crossing - Fayetteville, AR	Belden Park Crossings - Canton, OH
	Carillon Place - Naples, FL	Independence Commons - Independence, MO
	Towne Center Prado - Marietta, GA	Erie Marketplace - Erie, PA
	Shoppers’ World - Framingham, MA	Riverchase Promenade - Birmingham, AL
	Harbison Court - Columbia, SC	Lakepoint Crossing - Lewisville, TX

Major Tenants:	AMC Theatres	Home Depot	Regal Cinemas w/ IMAX
	Babies ‘R Us	General Cinema	Ross Dress for Less
	Barnes & Noble	Goody’s	Safeway
	Bed Bath & Beyond	J.C. Penny	Sam’s Club
	Best Buy	Jordan Marsh/Federated	Shop ‘n Save
	BJ’s Wholesale Club	Kohl’s	Sports Authority
	Bobs	L.A. Fitness Sports Clubs	Stein Mart
	Books-A-Million	Linens ‘N Things	Target
	Borders Books	Lowe’s	T.J. Maxx
	Carmike Cinemas	Marc’s	Tower Records
	Cinemark Theaters	Marshalls	Toys ‘R Us
	Circuit City	Media Play	Ulta Salon
	Container Store	Michael’s	United Artists Theatre
	Costco (not owned)	Nordstrom Rack	Winn Dixie
	Crunch Fitness	Off 5th	Jo-Ann Stores
	Dick’s Sporting Goods	Office Depot	Old Navy (Gap, Inc.)
	Dollar Tree	OfficeMax	Wal-Mart
	DSW Shoe Warehouse	PetsMart	Sears, Roebuck and Co.
	Hen House	Publix	Sportsmen’s Warehouse
	American Signature, Inc.	H.H. Gregg Appliances	K & G Men’s Company, Inc.
	Comp USA Inc.	Kronheims Furniture	Rhodes Furniture, Inc.
	Premier Liquors	Big Lots Stores, Inc.

Joint Venture Partnership Sumaries 4.2

Partnership Structure
Equity Contribution:	14.75% - DDR	Cash Flow Distribution:	14.5% - DDR
	2.74% - Macquarie Bank Limited (“MBL”)		2.75% - MBL
	82.51% - Macquarie DDR Trust (“MDT”)		82.75% - MDT

Promote:	Quarterly Base and Performance special income allocations to DDR and MBL

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Sponsor’s Fee	.5% of MDT’s interest in US LLC assets payable upon the Australian initial public offering
Acquisition Fees	Up to 1.0% gross asset value
Disposition Fee	Market rate up to 1%
Debt Placement Fee	Up to 50bp of the total amount of long term financing
Due Diligence Fee	12.5bp of MDT’s prorata interest in the purchase price of the acquisition

Capital Structure (in millions)

DDR	$100.5
MBL	18.7
MDT	562.3

Total Capital	$681.5

Payable to DDR	$1.0

Debt	$685.7

Total Debt & Equity	$1,368.2

Joint Venture Partnership Sumaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Twelve Month Period Ended December 31, 2004

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2004		2003		2002		2001		2000
Acquisitions/Transfers	$1,147.0	(2)	$1,221.7	(4)	$53.0		$213.1		$91.2	(9)
Completed Expansions	10.3		9.7		9.0		2.3		6.2
Developments & Construction in Progress	38.9		120.1		48.6		103.7		114.7
Tenant Improvements & Building Renovations (1)	0.6		0.6		1.6		4.9		1.9
Other Real Estate Investments	0.0		0.0		161.8	(6)	0.0		0.0
Minority Equity Investment in AIP	0.0		0.0		0.0		(135.0	) (8)	(2.2)

	$1,196.8		$1,352.1		$274.0		$189.0		$211.8
Less: Real Estate Sales and Dispositions	($306.7	) (3)	($781.5	) (5)	($361.4	) (7)	($16.9)		($115.9	) (10)

Joint Venture Totals (Millions)	$890.1		$570.6		($87.4)		$172.1		$95.9

(1) The Company estimates recurring capital expenditures, including tenant improvements, of $.7 million associated with its joint venture portfolio during 2005.

(2) In addition to the attached schedule of joint venture acquistions this balance includes $14.9 for the purchase of Poag & McEwen’s interest and David Berndt interests in RVIP IIIB and RVIP VIII, respectively, $5.2 million for the purchase of a fee interest in several assets in the Service Merchandise portfolio and the $3.0 million earnout for an outparcel in Kildeer, IL.

(3) In addition to the sales listed in the disposition section which had an aggregate cost of $141.7 this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shoppings centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(4) Balance includes the $87.7 million of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO.

(5) In addition to the assets sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(6) Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(7) Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(8) The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(9) Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(10) Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Joint Venture Acquisitions
for the Twelve Month Period Ended December 31, 2004

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Kirkland, WA	290,708	$37.0	1/21/2004	20.00%	Coventry II
Phoenix, AZ	1,134,062	$45.6	3/3/2004	20.00%	Coventry II
Macquarie DDR Trust	4,040,427	$619.5 (1)	5/14/2004	14.50%	Macquarie Bank Limited
DPG Realty Holdings	1,168,382	$128.7	10/5/2004	10.00%	Prudential
DDR Markaz II LLC	1,634,315	$201.6	11/8/2004	20.00%	Markaz
Buena Park, CA	737,533	$91.5	11/23/2004	20.00%	Coventry II

Total	9,005,427	$1,123.9

(1) Approximately $299.6 million was acquired from Benderson Development Company and approximately $319.9 was acquired from DDR.

Joint Venture Dispositions
for the Twelve Month Period Ended December 31, 2004

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Puente Hills, CA	297,998	$33.0	1/8/2004	20.00%	Prudential & Coventry Real Estate Partners
San Antonio, TX	320,345	$58.0	1/22/2004	35.00%	DRA Advisors
Service Merchandise locations	635,117	$20.8	Various	25.00%	Various
Long Beach, CA	85,215	$16.6	9/9/2004	24.75%	Prudential & Coventry Real Estate Partners
Mission Viejo, CA	45,600	$18.0	12/15/2004	20.00%	Prudential & Coventry Real Estate Partners
Puente Hills, CA	221,474	$33.2	12/28/2004	20.00%	Prudential & Coventry Real Estate Partners

Total	1,605,749	$179.6

Joint Venture Acquisitions and Dispositions 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Joint Venture Expansion and Redevelopment Projects
for the Twelve Month Period Ended December 31, 2004

	DDR’s	Joint
	Ownership	Venture
	Percentage	Partner	Description
Projects Substantially Complete
Deer Park, IL	24.75%	Prudential Real	Expansion of the existing center to create a 50,000 sf Century
		Estate Investors	Theater (opened 06/04) and to create an additional 23,800 sf of
			small retail specialty shops and two outparcels.

Total Cost (Millions)	$14.0

Projects in Progress	Percentage
Phoenix, AZ	20.00%	Coventry II	Relocation of several existing tenants to accommodate an anchor
			tenant, several junior anchors and other retail tenants to be
			announced.

Lancaster, CA	20.00%	Prudential Real	Relocation of the existing Wal-Mart discount store, sale to
		Estate Investors	Wal-Mart for a Supercenter in an area previously occupied by
			House to Home and Costco. Relocation of existing 99 Cent store
			and the redemise of the former Wal-Mart discount store for four
			junior anchors and three outparcels.

Merriam, KS	14.50%	MDT	Expansion of the 7,300 sf outparcel for additional retail tenants

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center
			to accommodate PetsMart (scheduled to open 3rd quarter 2005) and
			several mid-size anchors and other retail tenants to be
			announced.

Total Cost (Millions)	$47.4

Projects to Commence	Percentage
Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to
			create additional GLA for two anchors, junior anchors, small
			shops and restaurants to be announced.

Joint Venture Expansions and Redevelopment 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Joint Venture Development Projects
for the Twelve Month Period Ended December 31, 2004

						DDR’s
			DDR’s	Joint	Total	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Completion
Projects in Progress	GLA		Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants
Jefferson County (St. Louis), MO	330,051	(1)	50.0%	Sansone	$9.7	$4.9	2004	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty
San Antonio, TX	294,769		10.0%	David Berndt	$31.2	$3.1	2005	Target, Lowe’s,
				Interests &				Ross Dress for
				Coventry II				Less, Sportsman
								Warehouse, Office
								Depot, PetsMart and
								other retail
								tenants to be
								announced.
Projects to Commence Construction
Apex, NC (Phase III)	334,981	(1)	80.0%	First Carolina	$50.4	$40.3	2006	To be announced
				Properties
Apex, NC (Phase IV)	287,396		20.0%	First Carolina Properties	$27.7	$5.5	2006	To be announced
Joint Venture Development Totals	1,247,197				$119.0	$53.8

Notes:

(1) Includes square footage which will not be Company owned.

Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Joint Venture Development
Assets Placed in Service as of December 31, 2004

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2003	$4.5	$2.3
1st Quarter 2004	$0.0	$0.0
2nd Quarter 2004	$0.0	$0.0
3rd Quarter 2004	$0.0	$0.0
4th Quarter 2004	$0.0	$0.0
During 2005 and Thereafter	$114.5	$51.5

Total	$119.0	$53.8

Joint Venture Development
Funding Schedule as of December 31, 2004

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of December 31, 2004	$13.2	$6.0	$5.3	$24.5
Projected Net Funding During 2005	6.8	0.0	62.1	68.9
Projected Net Funding Thereafter	0.0	0.0	25.6	25.6

Total	$20.0	$6.0	$93.0	$119.0

Joint Venture Development Delivery adn Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Joint Venture Debt
as of December 31, 2004

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

RVIP III
Long Beach, CA	V	28,000		03/07	Libor + 150
RVIP III B
Deer Park, IL	V	55,368		07/06	Libor + 150
RVIP VI	F	18,371	(1)
RVIP VII	V	98,720	(2)	03/07	Libor + 140
	V	6,200	(2)	03/05	Libor + 140
	F	2,076	(2)	07/07	8.3750
RVIP VIII	V	23,563		01/06	Libor + 175
DDRA Community Centers Five	F	156,000	(3)	10/05	6.64
DDRA Community Centers Seven
Ahwatukee, AZ (Phase IV)	v	11,000		12/05	Libor + 100
DDRA Community Centers Eight
Deer Valley, AZ	F	17,565		09/10	8.01
DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.64
Lennox Town Center Limited
Columbus, OH	F	18,583		07/22	8.11
Sun Center Limited	F	6,260		05/11	5.42
Columbus, OH	F	14,900		04/11	8.48
DOTRS LLC
Macedonia, OH	V	10,748		09/06	Libor +100
DDRC PDK Salisbury Phase III LLC
Salisbury, MD	F	1,839		04/06	7.61
KLA/SM LLC	V	33,216		12/04	Libor + 350
	F	12,604		11/13	6.2555
	F	16,734		10/13	6.365
Jefferson County Plaza, LLC
Arnold, MO	V	2,819		05/05	Libor + 175
Paradise Village Gateway
Phoenix, AZ	F	17,354		05/07	7.78
Paseo Colorado Holdings	F	55,000		02/06	5.78
Pasadena, CA	V	30,000		02/06	4.45
DDR Markaz	F	110,000	(4)	06/08	4.129
DDR Markaz II	F	150,480	(5)	11/14	5.147
DDR Ward Parkway	V	31,500		08/06	Libor + 240
Coventry II DDR Totem Lakes	V	26,000		07/07	Libor + 215
Coventry II DDR Phoenix Spectrum	V	39,000		07/06	Libor + 275
Coventry II DDR Westover Marketplace	V	2,437		07/07	Libor + 195
Coventry II DDR Buena Park	V	90,000		02/05	Libor + 88

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Joint Venture Debt
as of December 31, 2004 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate

DPG Realty Holdings, LLC
Tonawanda, NY	F	6,442		05/17	7.630
Tonawanda, NY	F	5,399		06/21	7.660
DDR Maquarie
CRRV Perimeter One & Two	V	26,000		02/06	Libor + 180
	V	8,000		02/06	Libor + 775
	V	8,000		02/06	Libor + 425
$100 Million Revolving Credit Facility	F	9,100	(6)	11/05	4.913
Bank One	V	44,400	(6)	11/05	Libor + 137.5
Secured Financing	F	290,500	(7)	11/08	4.225
	F	165,250	(8)	06/09	4.180
	F	20,000	(8)	06/07	4.800
	V	29,750	(8)	06/07	Libor + 84
BJ’s Clarence	F	5,027		03/22	7.070
JoAnn Transit	F	3,599		08/13	6.250
New Hartford Consumer Square	F	38,120		11/18	5.750
Birmingham, AL (Riverchase)	F	7,996		01/13	5.500
Merriam Town Center	V	30,000		11/06	Libor + 25

		$1,803,420

Notes:

(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.16% and maturity dates ranging from October 2007 to November 2007.

(2)	Encumbers seven shopping center properties located in California and Washington.

(3)	Encumbers six shopping center properties as follows:

	Ahwatukee, AZ Phoenix, AZ	Maple Grove, MN Portland, OR	Eagan, MN Fort Worth, TX

(4)	Encumbers seven shopping center properties as follows:

	Oviedo, FL Richmond, CA Winchester, VA	Tampa, FL Highland, IN	Grove City, OH Toledo, OH

(5)	Encumbers thirteen shopping center properties as follows:

	Orchard Park, NY Rochester, NY Cheektowaga, NY Amherst, NY Irondequoit, NY	Warsaw, NY Leroy, NY Jamestown, NY Ontario, NY	Chillicothe, OH Loganville, GA Oxford, MS Goodlettsville, TN

(6)	Encumbers three shopping center properties as follows:

	Canton, OH	St. Paul, MN	North Olmsted, OH

(7)	Encumbers seven shopping center properties as follows:

	Independence, MO Schaumburg, IL Marietta, GA	Framingham, MA Atlanta, GA	Fairfax, VA Naples, FL

(8)	Encumbers ten shopping center properties as follows:

	Clarence, NY Cheektowaga, NY Batavia, NY Fayetteville, AR	Monaca, PA Erie, PA Murfreesboro, TN	Nashville, TN Coon Rapids, MN Ashville, NC

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Pro Rata Joint Venture Debt
as of December 31, 2004

	DDR's	DDR's
	Pro Rata	Pro Rata	Interest
Joint Venture	Interest	Debt (000's)	Rate (1)
RVIP III Long Beach	25.54%	$7,151	3.900
RVIP III B	25.54%	14,141	3.900
RVIP VI	25.54%	4,692	8.098
RVIP VII	20.79%	22,244	3.855
RVIP VIII	25.54%	6,018	4.150
DDRA Comm Ctr Five	50.00%	78,000	6.640
DDRA Comm Ctr Seven	50.00%	5,500	3.400
DDRA Comm Ctr Eight	50.00%	8,783	8.010
DDRA Kildeer, LLC	10.00%	1,950	4.200
Lennox Town Center	50.00%	9,292	8.110
Sun Center	79.45%	16,812	5.420
DOTRS LLC	50.00%	5,374	8.480
DDRC PDK Salisbury	50.00%	919	7.610
KLA/SM LLC	24.63%	15,407	6.096
Jefferson County Plaza	50.00%	1,410	4.150
Paradise Village Gateway	67.00%	11,627	7.780
Paseo Colorado Holdings	25.00%	21,250	4.499
DDR Markaz	20.00%	22,000	4.129
DDR Markaz II	20.00%	30,096	5.147
DDR Ward Parkway	20.00%	6,300	4.800
Coventry II DDR Totem Lakes	20.00%	5,200	4.550
Coventry II DDR Phoenix Spectrum	20.00%	7,800	5.150
Coventry II DDR Westover Marketplace	10.00%	244	4.350
Coventry II DDR Buena Park	20.00%	18,000	3.280
DPG Realty Holdings, LLC	10.00%	1,184	7.644
DDR Maquarie	14.49%	99,364	3.280

Total		$420,758

	Fixed Rate	$284,499
	Variable Rate	$136,259

Weighted Average — Total		3.76 years	4.8%

Weighted Average — Fixed		5.05 years	5.2%

Weighted Average — Floating		1.42 years	4.1%

Notes:
 (1) Interest rate on floating rate debt determined by using the LIBOR rate in effect on December 31, 2004. One-month LIBOR was 2.40% on December 31, 2004.

Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Summary of Joint Venture Mortgage Principal Payments
as of December 31, 2004

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
JOINT VENTURE	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total

RVIP III (Long Beach, CA)			28,000									28,000
RVIP III B (Deer Park)		55,368										55,368
RVIP VI	293	317	17,761									18,371
RVIP VII	6,297	106	100,593									106,996
RVIP VIII		23,563										23,563
DDRA Community Centers Five	156,000											156,000
DDRA Community Centers Seven	11,000											11,000
DDRA Community Centers Eight	184	200	217	231	255	16,479						17,565
DDRA Kildeer, LLC (Kildeer, IL)			19,500									19,500
Lennox Town Center Limited	498	540	585	635	688	746	809	877	950	1,031	11,226	18,583
Sun Center Limited
Principal Mutual Life Ins Co	442	480	523	569	619	674	11,594					14,900
W. Lyman Case & Co	84	88	93	98	104	110	5,684					6,260
DOTRS LLC
National City Bank	453	10,295										10,748
DDRC PDK Salisbury Phase III		1,839										1,839
KLA/SM LLC	33,216								29,337			62,554
Jefferson County Plaza LLC	2,819											2,819
Paradise Village Gateway	298	323	16,733									17,354
Paseo Colorado Holdings		85,000										85,000
DDR Markaz				110,000								110,000
DDR Markaz II										150,480		150,480
DDR Ward Parkway		31,500										31,500
Coventry II DDR Totem Lakes			26,000									26,000
Coventry II DDR Phoenix Spectrum		39,000										39,000
Coventry II DDR Westover
Marketplace			2,437									2,437
Coventry II DDR Buena Park	90,000											90,000
Tonawanda, NY (Hollywood/Tops)	170	183	198	213	230	249	268	290	312	337	2,949	5,399
Tonawanda, NY (Tops/Gander Mtn.)	324	350	377	407	439	474	511	552	595	642	1,770	6,442
DDR Macquarie
CRRV Perimeter One & Two		42,000										42,000
Bank One $100M Revolver	53,500											53,500
Secured Financing			49,750	290,500	165,250							505,500
BJ’s Clarence	155	166	178	191	205	220	236	253	272	292	2,859	5,027
JoAnn Transit	323	344	366	390	415	441	470	500	351			3,599
New Hartford Consumer Square	1,842	1,951	2,066	2,188	2,317	2,454	2,599	2,752	2,915	3,087	13,949	38,120
Birmingham, AL (Riverchase)	116	122	129	136	145	153	162	170	6,864			7,996
Merriam Town Center		30,000										30,000
Payments through 9/30/04

Total — Debt	358,014	323,735	265,506	405,557	170,666	21,999	22,332	5,393	41,597	155,869	32,752	1,803,420

Summary of Joint Venture Mortgage Principal Payments 5.5

Company Features [1]

458	Shopping Centers (and interests in Retail Assets) [2]
13	Managed Shopping Centers
44	States (including managed properties) [2]
74.8	Million Sq. Ft. Owned [3]
103.0	Million Sq. Ft. Owned and Managed [2][3][4]
95.4% / 94.7%	% Leased / % Occupied [4][5]
551	Total Employees

(2) Includes retail development projects in process.

(3) Assumes 100% ownership of joint venture assets.

(4) Core retail portfolio.

1

458 Shopping Centers (and interests in Retail Assets) 13 Managed Shopping Centers 44 States (including managed properties) 74.8 Million Sq. Ft. Owned 103.0 Million Sq. Ft. Owned and Managed 95.4% / 94.7% % Leased / % Occupied 551 Total Employees Company Features (1) Includes Service Merchandise portfolio. Does not include 32 industrial and office properties. (2) Includes retail development projects in process. (3) Assumes 100% ownership of joint venture assets. (4) Core retail portfolio. (5) Excluding the impact of assets acquired from Benderson Development Company, the Company's portfolio was 95.4% leased and 94.6% occupied. (1) (2) (2) (3) (2) (3) (4) (4) (5)

Growth in Square Footage [(1)]

663% increase in owned space over 11 years

GLA (Million Square Feet)
100
90
80
70
60
50
40
30
20
10
0
Managed
Non-owned
Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.8
21.4
1.4
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

(1) Includes Service Merchandise, but does not include developments.

2

'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Owned 10 13 19 21 25 28 36 39 40 45.3 54.1 74.8 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 21.4 Managed 4 5 5 5 4 5 5 9 5 0.7 0.2 1.4 Growth in Square Footage (1) 663% increase in owned space over 11 years (1) Includes Service Merchandise, but does not include developments. 13.2 9.8 19.3 20.6 24.7 27.6 36.3 38.6 39.6 45.3 54.1 74.8 21.4 1.4 GLA (Million Square Feet)

National Platform with Geographic Diversification

14.5 msf
14.1%
3.7 msf
3.6%
4.8 msf
4.7%
8.7 msf
8.5%
4.3 msf
4.2%
3.4 msf
3.3%
3.9 msf
3.8%
6.4 msf
6.2%
4.4 msf
4.3%
7.3 msf
7.1%
GLA by State
103 MSF / 44 States
+10.0 MSF
+5.0 – 10.0
MSF
+3.0 – 5.0 MSF
+1.0 – 3.0 MSF
Less than 1.0 SF

3

National Platform with Geographic Diversification 4.8 msf 4.7% 14.5 msf 14.1% 8.7 msf 8.5% 6.4 msf 6.2% 7.3 msf 7.1% 4.4 msf 4.3% 4.3 msf 4.2% 3.7 msf 3.6% 3.9 msf 3.8% 103 MSF / 44 States GLA by State +10.0 MSF +5.0 - 10.0 MSF +3.0 - 5.0 MSF +1.0 - 3.0 MSF Less than 1.0 SF 3.4 msf 3.3%

Avg. Annualized Base Rental Rates[1] [2]

Shop Space
Total Portfolio
$15.15
$10.79
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
'87
'89
'91
'93
'95
'97
'99
'01
'03
'04

(2) Does not include Service Merchandise.

4

Avg. Annualized Base Rental Rates(1) (2) '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Total 4.38 4.81 4.93 5.27 5.35 5.37 5.6 5.89 7.6 7.85 8.49 8.99 9.2 9.66 10.03 10.2 10.7 10.79 Shops 7.09 7.41 7.87 8.25 8.29 8.37 8.56 9.02 10.54 10.87 11.69 12.39 12.69 13.66 14.02 14.5 15 15.15 (1) Excluding the impact of properties acquired from Benderson Development Company, total rents psf were $11.13 and shop rents were $16.14. (2) Does not include Service Merchandise. $15.15 $10.79 Shop Space Total Portfolio '87 '89 '91 '93 '95 '97 '99 '01 '03 '04

Dec. 31, 2004 373 $10.79 $15.15 Dec. 31, 2003 274 $10.82 $15.55 Dec. 31, 2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Period Ending Number of Properties Total Shop Space Annualized Base Rent / S.F. Avg. Annualized Base Rental Rates (1) Excluding the impact of properties acquired from Benderson Development Company, total rents psf were $11.13 and shop rents were $16.14. (1)

Lease Expirations by Year[1][2]

Anchor
Small Shop
15%
10%
5%
0%
% Total Base Rents by Class
2005
2006
2007
2008
2009

(1) Does not include Service Merchandise or development properties.

(2) Options not included.

6

2005 2006 2007 2008 2009 Anchor 0.017 0.02 0.03 0.034 0.057 Small Shop 0.107 0.129 0.14 0.13 0.138 Lease Expirations by Year(1)(2) (1) Does not include Service Merchandise or development properties. (2) Options not included. % Total Base Rents by Class

2005 29 $6.8 $6.62 921 $32.4 $12.84 2006 36 $7.9 $6.11 880 $39.0 $14.31 2007 47 $12.0 $6.31 928 $42.3 $14.21 2008 53 $13.6 $6.68 725 $39.2 $14.58 2009 76 $22.6 $7.34 734 $41.6 $13.92 2010 88 $26.5 $7.84 298 $21.0 $14.23 2011 104 $39.6 $9.49 222 $22.7 $19.59 2012 92 $33.1 $8.93 162 $16.3 $19.92 2013 77 $28.3 $8.83 156 $14.0 $17.23 2014 94 $35.6 $10.07 128 $12.0 $14.38 696 $226.0 $8.27 5,154 $280.6 $14.76 985 $393.9 $8.73 5,331 $301.8 $14.76 Year Leases Revenue Average/S.F. Leases Revenue Average / S.F. 2005-2014 Subtotal (1) Does not include Service Merchandise or development properties. Anchor Base Rent Shop Space Base Rent Lease Expirations by Year(1) (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned(1)(2) 1. Wal-Mart / Sam's Club 94 13.88 37 4.77 57 9.11 2. Target 36 4.40 12 1.43 24 2.97 3. Lowe's Home Improvement 32 4.17 14 1.77 18 2.40 4. Home Depot 33 3.50 12 1.18 21 2.32 5. Royal Ahold (Tops Markets) 44 2.65 42 2.52 2 0.13 6. Kohl's 30 2.56 27 2.30 3 0.26 7. Kmart / Sears 26 2.21 24 1.83 2 0.38 8. T.J.Maxx / Marshall's 65 2.14 65 2.14 0 0.00 9. Toys "R" Us / Babies "R" Us 37 1.42 27 1.00 10 0.42 10. PETsMART 63 1.40 63 1.40 0 0.00 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Assumes 100% ownership of joint ventures. (3) Combined total following the Kmart / Sears merger. (3)

Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties. Reliance on Major Tenants (Owned Shopping Center GLA Only)(1)(2) (3) Combined total following the Kmart / Sears merger. Wal-Mart / Sam's Club 37 $22.54 4.43% AA/Aa2 Royal Ahold (Tops Markets) 42 $17.96 3.53% BB/Ba3 PETsMART 63 $12.78 2.51% BB-/Ba2 T.J. Maxx / Marshalls 65 $12.23 2.40% A/A3 Kohl's 27 $11.59 2.28% A-/A3 Bed Bath & Beyond 42 $11.12 2.19% BBB/NR Lowe's Home Improvement 14 $10.25 2.01% A+/A2 Michaels 42 $7.92 1.56% BB+/Ba1 Home Depot 12 $7.77 1.53% AA/Aa3 OfficeMax (Boise Cascade) 45 $7.66 1.51% NR/Ba2 Barnes & Noble 65 $7.27 1.43% NR/Ba3 Old Navy / GAP / Banana Republic 39 $6.53 1.28% BB+/Ba1 Best Buy 17 $5.96 1.17% BBB-/Baa3 Linens 'N Things 20 $5.96 1.17% NR/NR Toys "R" Us / Babies "R" Us 27 $5.81 1.14% BB/Ba2 Ross Stores 31 $5.74 1.13% BBB/NR Kmart / Sears (3) 24 $5.29 1.04% BBB/Baa2 Staples, Inc. 25 $5.29 1.04% BBB-/Baa2 AMC Theater 6 $5.30 1.04% B/Ba3 Dollar Tree Stores 89 $5.23 1.03% NR/NR Office Depot 24 $5.19 1.02% BBB-/Baa3 Dick's Clothing 14 $5.07 1.00% B/NR Subtotal 770 $190.47 37.44% Total 6,316 $508.77 100.00%

1 Wal-Mart / Sam's Club (37) $22.54 4.43% 2 Royal Ahold (Tops Markets) (42) $17.96 3.53% 3 PETsMART (63) $12.78 2.51% 4 T.J. Maxx / Marshall's (65) $12.23 2.40% 5 Kohl's (27) $11.59 2.28% 6 Bed Bath & Beyond (42) $11.12 2.19% 7 Lowe's Home Improvement (14) $10.25 2.01% 8 Michaels (42) $7.92 1.56% 9 Home Depot (12) $7.77 1.53% 10 OfficeMax (Boise Cascade) (45) $7.66 1.51% 11 Barnes & Noble (65) $7.27 1.43% 12 Old Navy / GAP / Banana Republic (39) $6.53 1.28% 13 Best Buy (17) $5.96 1.17% 14 Linens 'N Things (20) $5.96 1.17% 15 Toys "R" Us / Babies "R" Us (27) $5.81 1.14% 16 Ross Stores (31) $5.74 1.13% 17 Kmart / Sears (24) $5.29 1.04% 18 Staples (25) $5.29 1.04% 19 AMC Theater (6) $5.30 1.04% 20 Dollar Tree Stores (89) $5.23 1.03% Subtotal 1-20 $180.21 35.42% Total Portfolio $508.77 100.00% 1 Wal-Mart / Sam's Club (37) 3.88 6.86% 2 Kmart / Sears (24) 1.60 2.83% 3 Royal Ahold (Tops Markets) (42) 1.63 2.88% 4 T.J. Maxx / Marshall's (65) 1.55 2.74% 5 Lowe's Home Improvement (14) 1.55 2.74% 6 Kohl's (27) 1.54 2.72% 7 Target (12) 1.09 1.93% 8 PETsMART (63) 1.06 1.87% 9 Home Depot (12) 0.99 1.75% 10 Bed Bath & Beyond (42) 0.98 1.73% 11 Toys "R" Us / Babies "R" Us (27) 0.77 1.36% 12 OfficeMax (Boise Cascade) (45) 0.77 1.36% 13 Michaels (42) 0.75 1.33% 14 JCPenney (18) 0.68 1.20% 15 Kroger (18) 0.64 1.13% 16 Dollar Tree (89) 0.59 1.04% 17 Ross Stores (31) 0.56 0.99% 18 Bealls (15) 0.56 0.99% 19 Office Depot (24) 0.54 0.95% 20 Goody's Family Clothing (21) 0.53 0.94% Subtotal 1-20 22.26 39.34% Total Portfolio 56.58 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue % Total Base Rent Major Tenant (units) ($Millions) Reliance on Major Tenants by GLA and Base Rental Revenues(1) (2) (1) Includes Service Merchandise portfolio. Does not include development properties. (3) Combined total following the Kmart / Sears merger. (2) Based on pro rata ownership of joint venture properties. (3) (3)

Exhibit 99.2

Run Date: 02/16/2005 Time: 1:26:28PM Page 1 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
Alabama

1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.00	423,493	4,378,828	WINN DIXIE STORES #417(2014), RHODES #3029/MARKS FITZGERALD(2004), GOODY’S #165(2009), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION #181(2010), ROSS STORES #637(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.00	301,074	1,894,282	OFFICE DEPOT #43(2007), DOLLAR TREE #1130(2009), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	14.50	98,016	1,177,041	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.00	85,196	279,165

5	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00	190,127	1,166,584	Lowe’s #0398(2012), Winn-Dixie #409(2013), Goody’s 20921 — #121(2010)

6	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00	40,560	438,012	Goody’s #55(2011), WAL-MART(NOT OWNED)

Arizona

7	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.00	647,904	9,565,394	BASSETT FURNITURE(2010), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), BABIES R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMAX #743(2012), JO-ANN, ETC. #1917(2010), BEST BUY #177(2014)

8	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.00	223,207	3,995,177	BED BATH & BEYOND(2011), ROSS #364(2007), PETSMART #1071(2015), STAPLES #0395(2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

9	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.00	197,009	3,054,609	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAEL’S #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

10	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00	346,428	4,243,041	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY — #3362-1(2016), OSHMAN’S SPORTING GOODS, #690(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT OWNED)

11	PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1703 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.00	465,306	5,681,050	COSTCO WHOLESALE CORP #665(2020), ROSS DRESS FOR LESS(2013), PETsMART(2044), HARKINS THEATRE(2002), SPECTRUM CINEMAS(2005), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

Arkansas

12	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.50	262,827	2,967,878	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #02625(2005), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

13	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.50	50,293	1,270,215	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 2 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
14	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994	100.00	295,013	1,807,718	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014), Michael’s Stores(2014), SPORTS AUTHORITY(2013)

15	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00	272,245	1,661,497	WAL-MART STORES #58(2011), STAGE #301(2010), J.C. PENNEY #351(2012)

California

16	BUENA PARK, CA	BUENA PARK PLACE 100 BUENA PARK	90620	SC	1965	2004	20.00	737,533	8,350,263	DSW Shoe Warehouse(2013), Ross Dress for Less(2010), Bed Bath & Beyond(2011),
Burlington Coat Factory(2011), Krikorian Premier Theatres(2023), Circuit City(2018),
										Kohls Department Store(2024), Michaels(2014)

17	CITY OF INDUSTRY, CA (I)	PLAZA AT PUENTE HILLS 17647-18271 GALE AVENUE	91748	SC	1987	2001	20.00	53,057	852,137	SAMS CLUB (NOT OWNED), TOYS R US(NOT OWNED), SAM ASH MUSIC(NOT OWNED), OFFICE DEPOT (NOT OWNED)

18	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00	336,403	3,959,983	WAL-MART #1563(2010), MOVIES 12/ CINEMARK(2017), MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), COSTCO(NOT OWNED)

19	LONG BEACH, CA	CITY PLACE 95 SOUTH PINE AVE	90802	SC	2002/2003/2004	* 1	24.75	295,309	4,199,647	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), MRS. FIELDS(2013), ALBERTSON’S/SOLD PROPERTY(NOT OWNED)

20	OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	* 1	100.00	80,450	1,083,050	REGAL CINEMAS(2014)

21	PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD.	91101	LC	2001	2003	25.00	556,991	11,279,978	GELSON’S MARKET(2021), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.
										JILL(2012), DELMONICOS SEAFOOD(2012), P.F. CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

22	PLEASANT HILL, CA	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999/2000	2001	20.00	347,678	6,281,260	ALBERTSON’S #7062(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND #261(2010), ROSS STORES #449(2010)

23	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1996/2000	2002	20.00	245,774	3,674,540	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS #375(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY #3374(2017), CENTURY THEATRE(2016)

24	RICHMOND, CA	RICHMOND CITY CENTER MACDONALD AVENUE	94801	SC	1993	2001	20.00	76,692	1,232,846	FOOD 4 LESS/FOODSCO(2013)

25	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00	123,755	3,795,587	AMC VAN NESS 14 THEATRES(2030), CRUNCH FITNESS INT’L, INC.(2008)

26	SAN YSIDRO, CA	SAN YSIDRO VILLAGE CAMINO DE LA PLAZA	92173	SC	1988/2003	2000	20.00	160,668	2,808,200	ROSS DRESS FOR LESS #672(2014), MARSHALLS #0515(2013), K-MART(NOT OWNED)
Colorado

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 3 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
27	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2	100.00	19,875	113,445	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

28	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003	100.00	127,643	2,348,619	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

29	BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00	245,217	5,162,361	Best Buy(2016), Office Depot(2016), Nordstrom(2011), Linen’s ‘N Things #614(2017), GREAT INDOORS(NOT OWNED)

30	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00	174,780	1,873,600

31	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997	100.00	408,337	6,204,924	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E.
										HOLDINGS, INC.(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

32	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00	244,383	3,636,839	Linens N Things #119(2013), Pier One Imports #1116(2014), Officemax #416(2012), King Soopers/Krogers(2017)

33	FORT COLLINS, CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	1	2003	100.00	18,988	364,353	WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

34	LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	* 1	100.00	227,800	6,769,489	COLDWATER CREEK(2011), TALBOTS(2012), ANN TAYLOR(2012), J. CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J. JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHIERS(2012), BUCA di BEPPO (2013), CHAMPPS(2022)

35	PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	* 1	100.00	111,844	1,872,288	BED BATH & BEYOND #605(2014), GART SPORTS(2014), MICHAEL’S #3751(2013), KOHL’S(NOT OWNED)

36	PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003	100.00	86,987	1,620,334

Connecticut

37	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	* 1	100.00	439,271	6,119,772	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), DICK’S SPORTING GOODS(2020), PETSMART (2014), A.C. MOORE(2014), OLD NAVY #02758(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED), LOEW’S THEATRE(NOT OWNED)

Florida

38	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2	100.00	209,720	1,326,058	PUBLIX SUPER MARKETS #295(2005), BEALL’S #11(2014), T.J. MAXX #794(2010)

39	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	* 2	100.00	161,900	639,864	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 4 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
40	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	100.00	148,267	2,003,752	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix Super Markets #663(2019), BABIES R US(NOT OWNED)

41	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003	100.00	113,986	1,479,328	Linens ‘N Things #496(2014), Sports Authority #213(2018), PETSMART(2020), LOWE’S(NOT OWNED)

42	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2	100.00	160,135	741,232	BEALL’S #38 -4(2012), BEALL’S OUTLET #191(2006)

43	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00	76,087	862,108	Marshalls of MA, Inc.(2010)

44	ENGELWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	34224	SC	1991	2004	100.00	46,835	446,281	Kash n’ Karry #1885(2011)

45	FERN PARK, FL	FERN PARK SHOPPING CENTER 6735 US #17-92 SOUTH	32720	SC	1970	1/2	100.00	16,000	136,600

46	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00	29,827	477,586	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

47	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00	219,735	1,275,869	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

48	JACKSONVILLE, FL(ARLINGTON RD	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004	100.00	182,098	994,358	Food Lion #833(2010)

49	LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004	100.00	102,572	797,879	Winn-Dixie #631(2017)

50	LANTANA, FL	MEADOWS SQUARE HYPOLUXU ROAD & CONGRESS AVE	33461	SC	1986	2004	100.00	106,224	1,385,561	Publix Super Markets #0014(2006)

51	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	1/2	100.00	63,894	260,468	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

52	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 750-850 APOLLO BOULEVARD	32935	SC	1978	1/2	100.00	41,733	170,264

53	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.50	267,808	3,000,483	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2010), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 5 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)

54	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00	101,438	422,114	Sports Authority(2012)

55	ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BOULEVARD	32065	SC	1993/2000	2004	100.00	72,531	674,457	Beall’s Dept Store #47(2009), ALBERTSON’S(NOT OWNED)

56	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00	234,045	1,712,355	BEALL’S #60(2018), PUBLIX SUPER MARKETS #446(2013)

57	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	* 1	20.00	186,212	1,947,403	OFFICEMAX #531(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS #663(2011), LOWE’S(NOT OWNED)

58	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00	52,395	890,277	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

59	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2	100.00	17,150	203,840	WALMART(NOT OWNED)

60	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2	100.00	188,924	1,531,111	BEALL’S #28(2006), ROSS DRESS FOR LESS #659(2014), WALMART(NOT OWNED)

61	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003	100.00	53,883	323,154	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

62	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2	20.00	104,460	1,179,528	PUBLIX SUPER MARKETS #398(2010), WALMART(NOT OWNED)

63	TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004	100.00	216,284	1,548,168	Home Depot #237(2009), Pearl Artist & Craft Supply(2007)

64	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2	100.00	134,366	1,080,064	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WALMART(NOT OWNED)

65	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2	100.00	198,797	1,399,072	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

66	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2	100.00	135,421	884,744	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

Georgia

67	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00	24,000	327,600	WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 6 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
67	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00	99,025	1,045,776	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

68	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995	14.50	343,155	5,291,902	STEIN MART #092(2010), BABIES R US, #8892(2007), SPORTS AUTHORITY(2012),
L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST. JOSEPH’S HOSPITAL/ATLANTA(2006),
										UNITED ARTISTS THEATRE #33272(2015)

69	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00	127,853	909,925	Staples #796(2014), Ingles # 96(2019)

70	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00	112,240	872,716	Ross Dress For Less(2013), Ingles #76(2019)

71	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00	175,969	1,262,621	Save Rite #2718(2006)

72	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00	119,786	1,114,073	Goody’s #296(2011), Petsmart #0294(2015), Michael’s #9929(2009), TARGET(NOT OWNED)

73	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003	100.00	308,557	3,681,499	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

74	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00	86,158	1,321,415	Best Buy(2015), Babies R Us(2006), LOWES(NOT OWNED)

75	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00	176,903	461,270	K Mart #3083(2007)

76	GRIFFIN, GA	ELLIS CROSSING 649-687 NORTH EXPRESSWAY	30223	SC	1986	2003	100.00	64,770	243,500	Winn-Dixie #1811(2006), WAL MART(NOT OWNED)

77	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00	75,622	509,045	FARMERS FURNITURE (2009), Food Lion #890(2019)

80	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	10.00	89,064	944,136	Winn-Dixie (Save-Rite) #2735(2010)

81	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003	100.00	73,950	673,041	Kroger #394(2012)

82	LITHONIA, GA	THE SHOPPES AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003	100.00	87,575	1,338,584	Best Buy #389(2018), Bed Bath & Beyond #516(2012), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 7 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants (Lease Expiration)

83	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	20.00	91,196	956,900	Kroger #443(2016)

84	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00	105,849	491,834	Ingles #444 (DARK)(2010), Wal-Mart #1363(2009)

85	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995	14.50	301,297	3,798,464	STEIN MART #141(2007), ROSS DRESS FOR LESS #572(2013), PUBLIX SUPER MARKETS #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)
86	MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2003	100.00	30,500	690,883	LOWES (NOT OWNED), WALMART (NOT OWNED)

87	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00	156,497	1,306,840	Lowe’s #0033(2015), BELK(NOT OWNED), WALMART(NOT OWNED)

88	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00	162,778	262,996	Ingles #466(2009)

89	STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003	100.00	0	244,145

90	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00	2,000	42,000

91	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003	100.00	233,319	2,876,835	Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016), SHOE GALLERY(2014)

92	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003	100.00	130,832	1,327,137	Goody’s #299(2014), Kroger #482(2019), WALMART (NOT OWNED)

93	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00	100,002	776,527	Ingles #407(2056), WALMART (NOT OWNED)

94	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00	107,941	1,302,606	T.J. Maxx #032(2010), Staples(2016), LOWE’S (NOT OWNED), WALMART (NOT OWNED)

95	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00	170,940	1,437,076	Wal-Mart #575(2020)

IDAHO

96	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998	100.00	148,593	723,797	OFFICE MAX #666(2011), WORLD GYM (2008), FRED MEYER, INC. (NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 8 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)

96	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004	* 1	100.00	453,719	5,763,756	BED BATH & BEYOND #333(2011), OLD NAVY #02448(2005), SHOPKO STORES, INC. (2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS #871(2012), SPORTSMAN’S WAREHOUSE (2015), CRAFT WAREHOUSE (2013), BABIES R US (NOT OWNED), WALMART (NOT OWNED)

Illinois
97	DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003	100.00	22,775	263,706	WAL MART(NOT OWNED)

98	DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	LC	2000/2004	* 1	24.75	285,468	8,359,039	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), PIER 1 IMPORTS(2012), BANANA REPUBLIC(2010), BOMBAY COMPANY(2011), ABERCROMBIE & FITCH(2005), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J. CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANK CLOTHIERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS (2011), J. JILL (2013)

99	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.00	167,074	845,213	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011)

100	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.00	161,770	3,141,729	BED BATH & BEYOND #415(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

101	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974/1998/2000	* 2	100.00	269,328	843,615	SEARS #2181(2013), J.C. PENNEY #1717(2007)

102	ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004	100.00	149,498	1,382,359	Home Depot #1906(2012)

103	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995	14.50	459,354	8,560,381	CIRCUIT CITY #3111(2009), OFF 5TH(2011), OFFICEMAX #203(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS #544(2009), NORDSTROM RACK #224(2009), BORDERS BOOKS#61(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), KLA/SM NEWCO SCHAUMBURG, LLC(NOT OWNED)

Indiana

104	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	* 2	100.00	223,431	1,324,889	K MART #7455(2008), GOODY’S #119 -4(2008), J.C. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

105	CONNERSVILLE, IN	WHITEWATER TRADE CENTER 2100 PARK ROAD	47331	SC	1991	* 2	100.00	141,770	858,083	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)

106	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996	20.00	312,546	3,284,677	MARSHALL’S#663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

107	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 - 4315 COMMERCE DRIVE	47905	SC	2000	2003	100.00	35,100	412,572	WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 9 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
Iowa

108	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303-367 COLLINS ROAD, NE	52404	SC	1984	1998	100.00	187,068	1,772,537	T.J. MAXX #119(2010), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

109	OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990/1999/2002	1/2	100.00	229,427	1,414,251	HERBERGER’S #326(2020), J.C. PENNEY #2438(2010), GOODY’S #391(2014), OFFICEMAX #1033(2015), TARGET(NOT OWNED)
Kansas

110	LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1996/2002	1998	100.00	412,516	7,008,246	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), ABERCROMBIE & FITCH(2009), VICTORIAS SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J. JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS, BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY (2006)

111	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	* 1	14.50	345,736	4,039,426	OFFICEMAX #924(2013), PETSMART #240(2019), HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS #119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

112	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE 127th STREET & MUR-LEN ROAD	66062	SC	1987	1998	24.75	48,802	383,384

113	OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W 95th STREET	66212	SC	1987/2002	1998	24.75	60,765	735,119

114	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001/2004	2003	100.00	14,000	269,122

115	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	24.75	12,000	206,911

116	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1999/2003	1998	24.75	162,843	930,355	PRICE CHOPPER FOODS(2008), WESTLAKE HARDWARE #17(2005)

117	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.00	203,997	2,134,012	OFFICEMAX #31(2007), T.J. MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky

118	FLORENCE, KY (TURFWAY)	TURFWAY PLAZA 6825 TURFWAY ROAD	41042	SC	1975/1998	2004	100.00	133,985	849,332	Party Town & Office Depot #176(2006), Big Lots, Inc. #00296 B(2008)

119	FRANKFURT, KY (EASTWOOD)	EASTWOOD SHOPPING CENTER 260 VERSAILLES ROAD	40601	SC	1963/1994	2004	100.00	155,104	578,877	Sears, Roebuck & Co. #2090(2006)

120	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.00	48,920	620,220	Staples #1214(2016), WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 10 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
121	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003	100.00	27,643	584,832	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)
122	LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA 7505 OUTER LOOP HIGHWAY	40228	SC	1973/1989/1998	2004	100.00	120,477	617,385	Valu Discount, Inc.(2009)

123	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.00	158,041	376,059	Food Lion #1203(2017), BALLARD’S(NOT OWNED)

Maine

124	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.00	301,992	2,513,314	HOYTS CINEMAS #445-02 BRUNSWICK(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX #114(2010), SEARS #2203(2012)

Maryland

125	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	* 1	100.00	98,635	1,360,468	OFFICEMAX #798(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

126	SALISBURY, MD (DEV JV)	THE COMMONS(PHASE III) NORTH POINTE DRIVE	21801	SC	2000	* 1	50.00	27,500	243,250

Massachusetts

127	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	* 1	100.00	222,287	4,364,862	BED BATH AND BEYOND #310(2011), OLD NAVY #02746(2011), OFFICEMAX # 600(2020), BABIES R US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

128	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	14.50	769,276	13,463,395	TOYS R US(2020), JORDON MARSH / FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US #6450(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS#612(2011), BOBS #031(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011), BEST BUY#532(2014), BARNES & NOBLE #2645(2011), KOHL’S #575(2010), GENERAL CINEMA #971(2014)

Michigan

129	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	1993	100.00	63,415	500,308	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

130	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	1994	100.00	95,094	203,776	K MART #9245(2010), KMART(NOT OWNED)

131	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998	100.00	343,502	2,137,094	PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008), KIDS R US #1167(2013), TOYS R US, INC.(2011), TARGET(NOT OWNED)

132	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991/2004	1993	100.00	190,482	692,333	Big Lots(2010), BUY LOW/ROUNDY’S — 4(2011)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 11 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
133	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2003	2003	100.00	196,543	2,432,777	Circuit City(2017), Linen ‘N Things #682(2013), Gander Mountain(2016), OFFICE MAX #1243(2013), LOWE’S(NOT OWNED)
134	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981/1999	1/2	100.00	257,863	698,098	J.C. PENNEY #20430(2010), OFFICEMAX #1116(2014)

135	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993	100.00	215,047	1,393,655	Elder-Beerman(2011), Dunham’s Sporting Goods(2011), KROGER #633(2012)

136	LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003	100.00	95,369	960,941	Michael’s #1590(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

137	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	* 2	100.00	249,680	1,659,484	WAL-MART STORES #1428(2009), TJX(2014), KROGER #889(2011)

138	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994	100.00	270,761	1,651,724	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

139	WALKER, MI (ALPINE AVE)	GREEN RIDGE SQAURE II 3410 ALPINE AVENUE	49504	SC	1991/1995	2004	100.00	88,133	902,807	Circuit City #3632(2003), BED BATH AND BEYOND (2015)

140	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.00	133,877	1,318,282	T.J. MAXX #160(2005), OFFICE DEPOT #241(2010), BED BATH AND BEYOND (NOT OWNED), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

Minnesota

141	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977/1998	* 2	100.00	297,803	1,478,160	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

142	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985/1998	1/2	100.00	260,319	1,754,569	HERBERGER’S #323(2013), MOVIES 10/WESTGATE MALL/#205(2011)

143	COON RAPIDS, MN	RIVERDALE VILLAGE PERIMETER 12921 RIVERDALE DRIVE	55433	SC	1999/2001/2002/2003	* 1	14.50	364,998	5,262,237	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), OLD NAVY # 03546(2007), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED)

144	COON RAPIDS, MN (INNER)	RIVERDALE VILLAGE — INNER 12921 RIVERDALE DRIVE	55433	SC	2003	* 1	14.50	153,263	3,402,206	BORDERS(2023), J.C. PENNEY(NOT OWNED)

145	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997	50.00	278,211	3,446,110	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH & BEYOND #457(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

146	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	1/2	100.00	121,001	637,348	J.C. PENNEY #1076-9 -4(2006), HENNEN’S FURNITURE(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 12 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
147	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995/2002	1996	50.00	265,957	2,837,043	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAEL’S STORES, INC. #2752(2012), BED, BATH
										AND BEYOND #456(2012), CUB FOODS(NOT OWNED)

148	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997	14.50	324,354	2,639,627	WAL-MART #5437(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

149	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	1/2	100.00	185,658	526,753	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

Mississippi

150	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.00	457,027	5,355,394	ACADEMY(2015), BED, BATH AND BEYOND #589(2014), ROSS DRESS FOR LESS #712(2015), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN(2019), OFFICE DEPOT #437(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

151	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.00	107,780	1,082,769	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

152	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	100.00	52,617	331,788	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

153	OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003	20.00	13,200	319,500

154	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.00	55,749	646,127	Staples 1172(2016), HOME DEPOT(NOT OWNED)

155	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994	100.00	133,691	895,928	J.C. PENNEY #2447(2010), KROGER #381(2042), LOWE’S(NOT OWNED)

156	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.00	348,236	1,923,088	SAM’S CLUB#6329(2012), GOODY’S #39(2007), WAL-MART STORES #258(2012)

Missouri

157	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	* 1	50.00	34,567	463,364	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

158	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2	100.00	93,548	848,806

159	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995	14.50	385,955	4,594,531	KOHL’S DEPARTMENT #230(2016), BED, BATH & BEYOND #107(2012), MARSHALLS #675(2012), RHODES FURNITURE, INC.(2016), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

160	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1998	24.75	208,234	892,469	BIG LOTS #489(2009), PRICE CHOPPER(2009)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 13 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
161	KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003	20.00	229,284	4,166,147	AMC Theaters(2011), T.J. Maxx(2013), Dick’s(2016), 24 Hour Fitness(2023), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)
162	SPRINGFIELD, MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.00	56,033	486,741	TOYS R US #9512(2013)

163	ST. JOHN, MO	ST. JOHN CROSSINGS 9000-9070 ST. CHARLES ROCK ROA	63114	SC	2003	2003	100.00	93,513	956,025	Shop ‘N Save(2022)

164	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.00	415,435	5,305,336	BED BATH AND BEYOND #460(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011), TOYS R US #9565(2013), COMPUSA COMPUTER SUPER #1012(2013)

165	ST. LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.00	52,842	466,784	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

166	ST. LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998	100.00	60,628	930,858	OFFICE MAX(2014)

167	ST. LOUIS, MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.00	299,584	4,022,889	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), SPORTS AUTHORITY(2013)

168	ST. LOUIS, MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.00	110,992	611,499	K MART #7543(2008)

169	ST. LOUIS, MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998	100.00	92,372	1,390,809	T.J. MAXX #329(2006)

Nevada

170	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	* 1	100.00	24,032	428,856

171	RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00	52,474	32,776	CENTURY THEATRE, INC.(2014)

New Jersey

172	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003	100.00	420,368	6,801,924	Kohl’s #469(2023), Linens ‘N Things #142(2014), Michael’s(2013), Ross Dress For Less #634(2014), Shop Rite(2028), BARNES & NOBLE (2014), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

173	MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	08330	SC	2001	2004	100.00	400,160	5,661,550	Regal Cinemas(2021), Ross Stores #518(2012), Bed, Bath and Beyond, Inc. #38(2017), Marshall’s #377(2012), SPORTS AUTHORITY #459(2015), CIRCUIT CITY(2020)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 14 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
174	MAYS LANDING, NJ (WRANGLEBORO)	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	08330	SC	1997	2004	100.00	839,446	9,433,808	Best Buy Stores, L.P. #581(2017), Kohl’s Stores #279(2018), Staples #784(2012), Babies R Us #6373(2013), BJ’s Wholesale Club #74(2016), Dick’s Sporting Goods, Inc #85(2013), Seamans Furniture(2012), Linens ‘N Things #148(2012), Michaels #9832(2008), Target Stores #T-1109A(2023), Petsmart #576(2013), Borders #193(2017)

175	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	42071	SC	1995	1997	100.00	211,807	3,806,990	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), WAL-MART(NOT OWNED), SAM’S(NOT OWNED), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

176	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	42071	SC	1999/2004	* 1	100.00	202,622	4,001,229	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019), WEGMAN’S MARKET(NOT OWNED)

177	WEST LONG BRANCH, NJ(MONMOUTH)	CONSUMER CENTRE 310 STATE HIGHWAY #36	07764	SC	1993	2004	100.00	292,999	3,889,010	SportsAuthority #803(2012), Barnes & Noble #1885(2009), PETsMART #0760(2008), Home Depot #0907(2013)

New Mexico

178	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2	100.00	93,021	597,947	SMITH’S FOOD & DRUG CENTERS497(2007), FURR’S PHARMACY #887-4(2008), BEALL’S #0180(2009)

New York

179	ALDEN, NY (TOPS)	TOPS PLAZA-ALDEN 12775 BROADWAY	14004	SC	1999	2004	100.00	67,992	736,269	Tops Markets #261(2019)

180	AMHERST, NY	TOPS PLAZA (ROBINSON) 3035 NIAGARA FALLS BLVD	14228	SC	1986	2004	20.00	145,192	1,160,549

181	AMHERST, NY (BOULEVARD CONSUME	K MART-AMHERST NIAGARA 1641-1703 NIAGARA FALLS BLVD	14228	SC	1998/2001/2003	2004	100.00	680,287	6,179,753	K Mart #4199(2007), Target Stores #T-1010A(2019), Babies R Us #9282(2015), Barnes & Noble #2958(2014), Best Buy #459(2016), Bed, Bath & Beyond #532(2018), A.C. Moore(2013)

182	AMHERST, NY (BURLINGTON/JOANN)	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	14228	SC	1978/1982/1990/1998	2004	100.00	199,504	1,917,592	Burlington Coat #62(2004), Jo-Ann Fabrics and Crafts #1930(2014)

183	AMHERST, NY (DICKS)	DICK’S SPORTING GOODS-AMHERST 281 MEYER ROAD	14226	SC	1993/2003	2004	100.00	55,745	720,783	Dick’s Sporting Goods, Inc #11(2015)

184	AMHERST, NY (SHERIDAN/HARLEM)	SHERIDAN HARLEM PLAZA 4990 HARLEM ROAD	14226	SC	1960/1973/1982/1988/ 2003	2004	100.00	58,413	526,163

185	AMHERST, NY (TOPS-TRANSIT COMM)	TOPS PLAZA-AMHERST TRANSIT 9660 TRANSIT ROAD	14226	SC	1995/1998	2004	100.00	112,427	1,062,889	Tops Markets (B) #2(2016)

186	AMHERST, NY (UNIVERSITY PLAZA)	UNIVERSITY PLAZA 3500 MAIN STREET	14226	SC	1965/1995/2002	2004	100.00	162,879	1,329,666	A.J. Wright #162(2012), Tops Markets #42(2009)

187	ARCADE, NY (TOPS-ARCADE)	TOPS PLAZA-ARCADE ROUTE 39	14009	SC	1995	2004	10.00	65,915	638,354

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 15 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
188	AVON, NY (TOPS PLAZA)	TOPS PLAZA-AVON 270 E. MAIN STREET	14414	SC	1997/2002	2004	10.00	62,988	514,756

189	BATAVIA, NY (BJS)	BJ’s PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004	14.50	95,846	766,798	BJ’s Wholesale Club #311(2016)
190	BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN STREET	14020	SC	1990	2004	14.50	49,431	439,613

191	BATAVIA, NY (TOPS PLAZA)	TOPS PLAZA 8351 LEWISTON ROAD	14020	SC	1994	2004	14.50	37,140	414,670	TOPS(NOT OWNED)

192	BIG FLATS, NY (CONSUMER SQUARE	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	14814	SC	1993/2001	2004	100.00	641,264	5,961,017	Dick’s Sporting Goods, Inc #25(2008), Wal-Mart #10-1976(2013), Wal-Mart-Sams #6431(2013), Tops Markets #542(2013), Bed, Bath & Beyond #448(2014), Old Navy #06052(2009), Staples #279(2011), Barnes & Noble #2825(2011), TJ Maxx #198(2007), Michaels #2035(2010)

193	BUFFALO, NY (DELAWARE CONSUMER	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	14216	SC	1995	2004	100.00	229,607	2,010,140	Target Stores #T-1013A(2015), A.J. Wright #174(2012), OfficeMax #834(2012)

194	BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER 1951-2023 ELMWOOD AVENUE	14207	SC	1997	2004	100.00	133,940	1,492,266	Regal Cinema #33341(2017), Office Depot #412(2012)

195	BUFFALO, NY (MARSHALLS)	MARSHALL’S PLAZA 2150 DELAWARE AVENUE	14216	SC	1960/1975/1983/1995	2004	100.00	82,196	848,097	Marshall’s #331(2009)

196	CANANDAIGUA, NY	TOPS PLAZA 5150 NORTH STREET	14224	SC	2002	2002	100.00	57,498	769,500	Tops Markets #432(2023)

197	CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	14225	SC	1994	2004	14.50	26,500	609,500	Borders #100(2015)

198	CHEEKTOWAGA, NY (DICKS)	DICK’S PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.50	174,438	1,230,349	Dick’s Sporting Goods, Inc. #0(2015)

199	CHEEKTOWAGA, NY (THRUWAY PLAZA	THRUWAY PLAZA 2195 HARLEM ROAD	14225	SC	1965/1995/1997/2004	2004	100.00	347,202	2,399,258	MovieLand 8 Theatres(2019), Tops Markets #131(2019), Value City Furniture(2009), M & T Bank(2007), Wal-Mart #01-2586(2017), HOME DEPOT(NOT OWNED)

200	CHEEKTOWAGA, NY (TOPS UNION	TOPS PLAZA-UNION ROAD 3825-3875 UNION ROAD	14225	SC	1978/1989/1995/2004	2004	20.00	152,457	1,760,819

201	CHEEKTOWAGA, NY (UNION CONSUMER	UNION CONSUMER SQUARE 3733-3735 UNION ROAD	14225	SC	1989/1998/2004	2004	14.50	381,193	4,281,066	Marshall’s #366(2009), OfficeMax #320(2005), Sam’s Club #6673(2024), Circuit City #3151(2016), Jo-Ann Fabrics and Crafts #193(2015)

* 1. Property Developed by the Company	* SC-Shopping Center
* 2. Original IPO Property	* MM-Mini-Mall
* BC-Business Center
* LC-Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 16 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
202	CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE 2130-2190 WALDEN AVENUE	14225	SC	1994/1999	2004	14.50	68,002	644,420	Media Play #8290(2010)

203	CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700-1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.50	255,964	2,116,974	Office Depot #00673(2009), Linens ‘N Things(2015), Michaels #3862(2013), Target Stores #T-1014A(2015)

204	CHILI, NY (KMART)	CHILI PLAZA 800 PAUL ROAD	14606	SC	1998	2004	100.00	116,868	748,189	Sears, Roebuck and Co. (2019)

205	CICERO, NY (BEAR RD)	BEAR ROAD PLAZA 709-729 NORTH MAIN STREET	13212	SC	1978/1988/1995	2004	100.00	59,483	510,946
206	CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	14031	SC	1992	2004	14.50	16,030	304,249

207	CLARENCE, NY (EASTGATE PLAZA)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995/1997/1999/2001/ 2004	2004	14.50	460,716	3,963,721	Wal-Mart #2355(2015), Dick’s Sporting Goods, Inc. #0(2011), Linens ‘N Things #622(2015), Michaels #2014(2010), BJ’S WHOLESALE CLUB, INC.(2021)

208	CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.50	92,720	743,588	OfficeMax #81(2009), JOANN FABRICS(2015), BIG LOTS(2015), HOME DEPOT(NOT OWNED)

209	CLARENCE, NY (PREMIER)	PREMIER PLACE 7864-8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004	14.50	142,536	1,397,787	Premier Liquors(2010), Stein Mart #155(2008)

210	CORTLAND, NY (TOPS PLAZA)	TOPS PLAZA-CORTLAND 3836 ROUTE 281	13045	SC	1995	2004	100.00	134,223	1,688,442	Staples #1235(2032), Tops Markets (B) #5(2016)

211	DANSVILLE, NY (TOPS)	TOPS PLAZA-DANSVILLE 23-65 FRANKLIN STREET	14437	SC	2001	2004	100.00	62,400	626,969	Tops Markets #520(2051), Blockbuster(2014)

212	DEPEW, NY	TOPS PLAZA-DEPEW 5175 BROADWAY	14043	SC	1980/1990/1996	2004	100.00	148,245	1,437,720	Tops Markets #114(2016), Big Lots #00391 B(2011)

213	DEWITT, NY (DEWITT COMMONS)	MARSHALL’S PLAZA 3401 ERIE BOULEVARD EAST	13214	SC	2001/2003	2004	100.00	318,809	2,387,376	Toys “R” Us #7525(2018), Marshall’s #217(2019), Bed, Bath & Beyond #515(2018), A.C. MOORE(2014), Syracuse Orthopedic Specialist(2017)

214	DEWITT, NY (MICHAELS/CHUCK E C	MICHAELS-DEWITT 3133 ERIE BOULEVARD	13214	SC	2002	2004	100.00	49,713	570,166	Michaels #2011(2010)

215	ELMIRA, NY (TOPS PLAZA)	TOPS PLAZA-ELMIRA HUDSON STREET	14904	SC	1997	2004	10.00	98,330	1,117,100

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

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Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
216	GATES, NY (WESTGATE PLAZA)	WESTGATE PLAZA 2000 CHILI AVENUE	14624	SC	1998	2004	100.00	327,809	3,133,458	Wal-Mart #2859(2021), Staples the Office Superstore(2015)

217	GREECE, NY	WEST RIDGE PLAZA 3042 WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00	75,916	799,191	Petsmart #774(2008), Jo-Ann etc. #1949(2015)

218	HAMBURG, NY (BJS)	BJ’S PLAZA 4408 MILESTRIP ROAD	14075	SC	1990/1997	2004	100.00	175,965	1,680,083	OfficeMax #0027(2010), BJ’s Wholesale Club #35(2010)

219	HAMBURG, NY (DICKS-MCKINLEY)	MCKINLEY PLACE 3701 MCKINLEY PARKWAY	14075	SC	1990/2001	2004	100.00	128,944	1,413,676	Dick’s Sporting Goods, Inc. #12(2011), Rosa’s Home Store(2009)

220	HAMBURG, NY (HAMBURG VILLAGE)	HAMBURG VILLAGE SQUARE 140 PINE STREET	14075	SC	1960/1972/1984/1996	2004	100.00	92,717	871,487

221	HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA 4405 MILESTRIP ROAD	14219	SC	1999/2000	2004	100.00	139,413	1,506,174	Home Depot #1286(2012)

222	HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER 3540 MCKINLEY PARKWAY	14075	SC	1999	2004	100.00	106,774	1,346,637	Old Navy #03046(2005), Jo-Ann Fabrics and Crafts #1932(2015)

223	HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	14075	SC	1990/1992	2004	10.00	84,000	730,500

224	HAMLIN, NY (TOPS PLAZA)	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	14464	SC	1997	2004	10.00	60,488	492,380

225	IRONDEQUOIT, NY (CULVER RIDGE	CULVER RIDGE PLAZA 2255 RIDGE ROAD EAST	14622	SC	1972/1984/1997	2004	20.00	226,812	2,477,346

226	IRONDEQUOIT, NY (RIDGEVIEW)	RIDGEVIEW PLACE 1850 RIDGE ROAD EAST	14617	SC	2000	2004	100.00	65,229	743,785

227	ITHACA, NY (TOPS PLAZA)	TOPS PLAZA-ITHACA 614 — 722 SOUTH MEADOW	14850	SC	1990/1999/2003	2004	100.00	229,320	3,672,835	Tops Markets #525(2051), Michaels #3718(2013), Barnes & Noble #2122(2018), OfficeMax #908(2014)

228	JAMESTOWN, NY	TOPS PLAZA-JAMESTOWN WASHINGTON STREET	14702	SC	1997	2004	20.00	98,001	1,272,966

229	JAMESTOWN, NY (SOUTHSIDE)	SOUTHSIDE PLAZA 708 — 744 FOOTE AVENUE	14701	SC	1980/1997	2004	100.00	63,140	593,122	Quality Market #6661(2017)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

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Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
230	LANCASTER, NY (REGAL)	REGAL CENTER 6703-6733 TRANSIT ROAD	14221	SC	1997	2004	14.50	112,949	944,047	Regal Cinema #33294(2017)

231	LEROY, NY	TOPS PLAZA-LEROY 128 WEST MAIN STREET	14482	SC	1997	2004	20.00	62,747	581,515

232	LOCKPORT, NY	WAL-MART/TOPS PLAZA 5789 & 5839 TRANSIT RD & HAMM	14094	SC	1993	2004	100.00	296,582	2,604,135	Wal-Mart #10-2107(2015), Tops Markets #21(2021), Sears Hardware #5073(2006)

233	MEDINA, NY (TOPS)	TOPS PLAZA-MEDINA 11200 MAPLE RIDGE ROAD	14103	SC	1996	2004	100.00	80,028	526,400	Tops Market #248(2016)

234	NEW HARTFORD, NY	CONSUMER SQUARE 4725 — 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.50	516,801	5,715,031	Barnes & Noble #2133(2013), Bed, Bath & Beyond #511(2018), Best Buy #545(2013), Staples the Office Superstore(2018), Michaels #2770(2013), Wal-Mart #1677-02(2022), TJ Maxx #865(2012)

235	NEW HARTFORD, NY (TOPS)	TOPS PLAZA — KELLOGG RD 40 KELLOGG ROAD	13413	SC	1998	2004	100.00	127,740	1,317,862	Tops Markets #570(2018)

236	NIAGARA FALLS, NY (HOME DEPOT	HOME DEPOT PLAZA — N. FALLS 720 & 750 BUILDERS WAY	14304	SC	1994/2000	2004	100.00	154,510	1,461,852	Home Depot #1287(2019), Regal Cinemas #33393(2019)

237	NIAGARA FALLS, NY (PINE PLAZA)	PINE PLAZA 8207-8351 NIAGARA FALLS BLVD.	14304	SC	1980/1992/1998	2004	100.00	82,755	800,529	OfficeMax #328(2015)

238	NIAGARA FALLS, NY (TOPS-PORTA	TOPS PLAZA-PORTAGE 1000 PORTAGE ROAD	14301	SC	1991	2004	100.00	116,903	1,139,002	Tops Markets/Eckerd Corp. #009(2013)

239	NIAGARA FALLS, NY (WEGMANS)	WEGMANS PLAZA 1575 — 1653 MILITARY ROAD	14304	SC	1998	2004	100.00	122,876	597,836	Wegmans(2023)

240	NISKAYUNA, NY	MOHAWK COMMONS 402 — 442 BALLTOWN ROAD	12121	SC	2002	2004	100.00	404,994	4,303,897

241	NORTH TONAWANDA, NY (MID-C	MID-CITY PLAZA 955-987 PAYNE AVENUE	14120	SC	1960/1976/1980/1995/ 2004	2004	100.00	212,418	2,048,826	Sears, Roebuck & Co. #5054(2006), TOPS(2004)

242	NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	13815	SC	1997	2004	10.00	85,453	1,101,525

243	OLEAN, NY (WAL-MART)	WAL-MART PLAZA-OLEAN 3142 WEST STATE STREET	14760	SC	1993/2004	2004	100.00	285,400	2,249,634	Wal-Mart #2159(2014), Eastwynn Theatres, Inc(2014), BJ’s Wholesale Club #302(2014), HOME DEPOT(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 19 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
244	ONTARIO, NY	TOPS PLAZA-ONTARIO 6254-6272 FURNANCE ROAD	14519	SC	1998	2004	20.00	77,040	751,687

245	ORCHARD PARK, NY	CROSSROADS CENTRE 3201 — 3227 SOUTHWESTERN BLVD	14127	SC	2000	2004	20.00	167,805	1,940,010

246	PLATTSBURGH, NY	PLATTSBURGH CONSUMER SQUARE RT. 3 — CORNELLA ROAD	12901	SC	1993/2004	2004	100.00	491,506	3,410,479	Wal-Mart-Sams #6456(2013), Wal-Mart #01-1994(2013), TJ Maxx #423(2013), PetsMart #1290(2014), Michaels #1555(2011)

247	ROCHESTER, NY (HEN-JEF)	HEN-JEF PLAZA 400 JEFFERSON RD @ HENRIETTE	14620	SC	1983/1993	2004	100.00	159,517	1,226,189	City Mattress(2009), Comp USA #1557(2008), Petsmart #773(2008)

248	ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA 1601 PENFIELD ROAD	14625	SC	1959/1965/1972/1980/ 1986/1994	2004	20.00	278,241	3,508,971

249	ROCHESTER, NY(HENRIETTA PLAZA)	HENRIETTA PLAZA 1100 JEFFERSON ROAD	14467	SC	1972/1980/1988/1999	2004	100.00	245,426	2,058,997	Big Lots, Inc. #01474 B(2010), Office Depot #2011(2009), Tops Markets #415(2013)

250	ROME, NY (FREEDOM)	FREEDOM PLAZA 205-211 ERIE BOULEVARD WEST	13440	SC	1978/2000/2001	2004	100.00	161,967	819,129	Staples the Office Superstore(2015), J.C. Penney #2008(2008), Tops Markets #572(2021)
251	SPRINGVILLE, NY	SPRINGVILLE PLAZA 172-218 SOUTH CASCADE DRIVE	14141	SC	1980/1999/2004	2004	100.00	107,924	902,505	Tops Markets(2053), SALVATION ARMY (2009)

252	TONAWANDA, NY (DEL-TON)	DEL-TON PLAZA 4220 DELAWARE AVENUE	14150	SC	1985/1996	2004	100.00	55,473	357,498

253	TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA 2309 EGGERT ROAD	14150	SC	1976/1985/1996	2004	100.00	121,846	1,106,050	CompUSA Inc., Stores LP. #29-4(2010), Office Depot #398(2011)

254	TONAWANDA, NY (SHER/DELAWARE)	SHERIDAN/DELAWARE PLAZA 1692-1752 SHERIDAN DRIVE	14223	SC	1950/1965/1975/1986/ 2000	2004	100.00	188,200	1,263,436	The Bon Ton #63(2010), Bon Ton Home Store(2010), Tops Markets #239(2020)

255	TONAWANDA, NY (TOPS PLAZA)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	14150	SC	1997	2004	10.00	97,014	1,235,480

256	TONAWANDA, NY (TOPS/GANDER MTN)	YOUNGMANN PLAZA 750 YOUNG STREET	14150	SC	1985/2003	2004	10.00	310,921	2,211,233

257	UTICA, NY (TOPS MOHAWK ST.)	TOPS PLAZA-UTICA 1154 MOHAWK STREET	13501	SC	1961/1972/1988/1998	2004	100.00	191,047	1,656,386	A. J. WRIGHT(2014), Tops Markets (B) #5(2019)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 20 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
258	VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	14564	SC	2000	2004	100.00	56,134	947,180

259	WARSAW, NY	TOPS PLAZA-WARSAW 2382 ROUTE 19	14569	SC	1998	2004	20.00	74,105	712,551

260	WEST SENECA, NY (HOME DEPOT	HOME DEPOT PLAZA 1881 RIDGE ROAD	14224	SC	1975/1983/1987/1995	2004	100.00	139,453	1,336,264	Home Depot #1231(2016)

261	WEST SENECA, NY (SENECA RI	SENECA RIDGE PLAZA 3531 SENECA STREET	14224	SC	1980/1996/2004	2004	100.00	62,403	551,570	Sears, Roebuck & Co. #5163(2006)

262	WILLIAMSVILLE, NY	WILLIAMSVILLE PLACA 5395 SHERIDAN DRIVE	14221	SC	1986/1995/2003	2004	100.00	92,382	1,113,196

North Carolina

263	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	14.50	190,970	1,989,799	Goody’s 20923 - #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

264	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2	100.00	213,934	1,164,497	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)
265	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003	100.00	196,279	1,530,534	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond #560(2014)

266	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003	100.00	47,530	231,772	Ingles #112(2009)

267	INDIAN TRAIL, NC	UNION TOWN CENTER-PHASE I INDEPENDENCE & FAITH CHURCH RO	28079	SC	1999	2004	100.00	91,400	875,082	Food Lion #1614(2020)

268	MOORESVILLE, NC	MOORESVILLE CONSUMER SQUARE 355 WEST PLAZA DRIVE	28117	SC	1999	2004	100.00	447,946	3,666,637	Wal-Mart #1156(2019), Goody’s #322(2010)

269	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989/1999	1/2	100.00	68,130	592,213	GOODY’S #4(2007), WAL-MART(NOT OWNED)

270	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990/1999	1/2	100.00	93,527	441,933	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

271	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	* 2	100.00	181,894	1,166,919	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 21 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
272	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2	100.00	410,491	3,237,528	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445-4(2014), OLD NAVY #0384(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2005), BADCOCK FURNITURE (2014), SAM’S(NOT OWNED)

North Dakota

273	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	1/2	100.00	266,502	1,076,836	K MART #9564(2008), HERBERGER’S #330(2005), J.C. PENNEY #1628-7(2008)

274	GRAND FORKS, ND	OFFICE MAX 2500 S COLUMBIA ROAD	58201	SC	1978	1999	83.75	31,812	0

Ohio

275	ASHLAND, OH	CLAREMONT PLAZA US ROUTE 42	44805	SC	1977	1/2	100.00	110,505	72,234	TRACTOR SUPPLY(2010)

276	ASHTABULA, OH (TOPS)	TOPS PLAZA-ASHTABULA 1144 WEST PROSPECT ROAD	44004	SC	2000	2004	100.00	57,874	898,312	Tops Markets #884(2021)

277	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996/2004	* 1	100.00	64,700	1,277,463	MARQUEE CINEMAS(NOT OWNED), HEINEN’S(NOT OWNED)

278	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00	52,399	432,292	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)
279	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	* 1	100.00	506,254	4,090,327	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC # 4075(2018)

280	CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	* 1	14.50	478,106	4,946,630	AMERICAN SIGNATURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013), DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2012), KOHL’S DEPARTMENT STORE#239(2016), TARGET (NOT OWNED)

281	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974/1998	1993	20.00	105,512	1,012,509	KROGER #348(2041), OFFICE MAX #617(2013)

282	CHILLICOTHE, OH (LOWES)	CHILLICOTHE PLACE (LOWES) 867 N BRIDGE STREET	45601	SC	1974/1998	1/2	100.00	130,497	822,132	LOWE’S HOME CENTERS #472-2(2015)

283	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	* 2	100.00	235,433	1,941,962	WINN DIXIE STORES #1771 -4(2010), MICHAEL’S(2006)

284	CLEVELAND, OH (WEST 65th)	KMART PLAZA — WEST 65TH 3250 WEST 65TH STREET	44102	SC	1977	1/2	100.00	49,420	287,689	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

285	COLUMBUS, OH (CONSUMER SQUARE)	CONSUMER SQUARE WEST 3630 SOLDANO BLVD	43228	SC	1989/2003	2004	100.00	356,515	2,341,325	OfficeMax #282(2010), Kroger Store #598(2014), Target Stores #T-668(2011)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 22 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
286	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	80.01	326,912	1,664,211	AMC THEATRE(2007), MAX SPORTS CENTER(2006), B.J.’S WHOLESALE CLUB(NOT OWNED)

287	COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00	509,611	6,167,726	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2015), GOLFSMITH GOLF CENTER(2013), MICHAEL’S #9876(2008), GALYAN’S #410(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC. #195(2014), T.J. MAXX#447(2008)

288	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00	352,913	3,344,654	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

289	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45	305,428	3,473,945	BABIES R US #9242(2011), MICHAEL’S #2873(2013), RHODES FURNITURE(2012), STEIN MART #130(2007), BIG BEAR(2016), STAPLES #403(2010)

290	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00	137,556	1,512,999	GIANT EAGLE(2014)

291	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	1/2	100.00	150,200	521,970	TOPS MARKETS #811(2010)

292	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00	25,950	302,094	WAL MART(NOT OWNED)

293	GROVE CITY, OH (DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.00	128,210	777,358
294	HAMILTON, OH	H.H. GREG 1371 MAIN STREET	43450	SC	1986	1998	100.00	40,000	230,000	ROUNDY’S(2006)

295	HILLSBORO, OH	HILLSBORO SHOPPING CENTER 1100 NORTH HIGH STREET	45133	SC	1979	1/2	100.00	58,564	168,171	BOB & CARL’S(NOT OWNED)

296	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	1993	100.00	163,819	1,436,946	CUB FOODS(2011), WAL-MART(NOT OWNED)

297	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990/2002	1993	100.00	17,000	174,484	WAL-MART(NOT OWNED), ERB LUMBER(NOT OWNED)

298	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994	50.00	233,639	2,804,179	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

299	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	* 1	100.00	169,481	1,601,734	CINEMARK(2019), HOME DEPOT #3824(2020)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

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Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
300	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997	14.50	624,480	7,681,969	BED BATH & BEYOND, INC. #458(2012), PETSMART #529(2008), HOME DEPOT #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMPUSA INC. #577(2008), BEST BUY #279(2010), MARSHALLS #267/(2006), KRONHEIMS FURNITURE(2012), TOP’S SUPERMARKET(NOT OWNED)

301	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.00	33,270	194,600	CARDINAL (GARDNERS/LANCASTER)(2007)

302	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00	59,495	673,091

303	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	* 1	100.00	183,288	2,642,386	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

304	STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	* 1	100.00	404,480	2,925,366	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

305	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980/2004	1/2	100.00	180,969	805,817	MARQUEE CINEMAS(2018), J.C. PENNEY #324-4(2010)

306	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	* 1	20.00	241,129	2,744,714	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #03786(2005), BABIES R US(NOT OWNED)

307	TOLEDO, OH (DICKS)	DICK’S SPORTING GOODS 851 W ALEXIS ROAD	43612	SC	1995	2004	100.00	80,160	501,000	Dick’s Sporting Goods #1563(2016)

308	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974/1997/2000	1/2	100.00	162,330	1,350,853	MARC’S #37(2009), K MART #3234(2009)

309	WILMINGTON, OH	SOUTH RIDGE SHOPPING CENTER 1025 S SOUTH STREET	45177	SC	1977	1/2	100.00	55,130	229,424	COMMUNITY MARKETS(2013)

310	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994/1997/2001	* 1	100.00	104,873	816,231	KROGER #829(2019), WAL-MART(NOT OWNED)

Oregon

311	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996	50.00	309,617	5,112,337	BARNES & NOBLE #2748(2011), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), LINENS N THINGS(2017), ROSS DRESS FOR LESS #399(2008), MICHAEL’S #9887(2009), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

Pennsylvania

312	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001/2004	2003	100.00	241,077	2,312,117	Wal-Mart #2641(2021)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 24 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
313	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975/1997	1/2	100.00	173,876	1,223,809	K MART #3026(2005), BIG LOTS #1713(2010)

314	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	* 1	100.00	557,769	5,033,255	LOWE’S HOME CTR #226(2015), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), HOME DEPOT(NOT OWNED)

315	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003	14.50	107,537	1,066,739	Marshalls(2013), Bed Bath & Beyond #447(2013), BABIES R US(2015), TARGET(NOT OWNED)

316	ERIE, PA (TOPS-ERIE)	TOPS PLAZA-ERIE 1520 WEST 25th STREET	16505	SC	1995	2004	100.00	99,631	1,250,882	Tops Markets (B) #602(2016)

317	HANOVER, PA (BJS)	BJ’S-HANOVER 1785 AIRPORT ROAD SOUTH	18109	SC	1991	2004	100.00	112,230	784,631	BJ’s Wholesale Club #21(2011)

318	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003	14.50	253,110	1,996,910	Lowe’s #500(2027), Shop ‘N Save(2019)

319	MONACA, PA (CINEMARK)	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999	2003	100.00	83,000	617,500	CINEMARK #344(2019)

South Carolina

320	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993	100.00	180,127	1,196,149	WINN DIXIE STORES #2174(2011), BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

321	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00	188,883	1,470,324	Food Lion #933(2011), Wal-Mart #1748(2011)

322	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	14.50	252,689	2,452,124	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS #712(2014), Marshall’s #458(2007), OfficeMax #640(2011), BABIES ‘R’ US #8890(NOT OWNED)

323	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995	100.00	209,139	1,984,144	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780-3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED)

324	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	* 2	100.00	294,471	2,060,287	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED)

325	N. CHARLESTON, SC(N CHARL CTR)	NORTH CHARLESTON CENTER 5900 RIVERS AVENUE	29406	SC	1980/1993	2004	100.00	235,501	1,396,966	Babies R Us #8888(2005), Big Lots #00004 B(2009)

326	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994/1999	1995	100.00	50,760	524,714	GOODY’S #282(2008), WAL-MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

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Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
327	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00	26,050	94,462

328	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00	142,133	877,174	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES #673(2015)

329	UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	1993	100.00	184,331	959,734	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010), WINN DIXIE STORES #1255(2010)

South Dakota

330	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2	100.00	285,372	1,248,660	HERBERGER’S #315(2009), J.C. PENNEY #0495-2 -4(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

331	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000	100.00	201,516	2,466,112	BEST BUY #170(2014), ROSS DRESS FOR LESS #823(2015), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

332	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992/2004	2003	100.00	214,918	1,659,550	Best Buy #4720(2014), Hobby Lobby(2014), Fresh Market(2014)

333	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	10.00	68,948	493,343	KROGER #538(2022)

334	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	10.00	71,311	525,567	Bi-Lo #367(2011)

335	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	100.00	84,441	726,207	Kroger #541(2012)

336	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050 LOWE’S ROAD	37075	SC	1999	2003	20.00	133,144	1,222,439	Lowe’s(2019)

337	MEMPHIS, TN	COUNTRY BRIDGE 9020 US HIGHWAY 64	38002	SC	1993	2003	100.00	64,223	543,385	Kroger #436(2012)

338	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00	117,750	726,764	Murfreesboro Athletic Club(2014)

339	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	14.50	108,180	1,299,330	T.J. Maxx #579(2008), Books-A-Million(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

340	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	14.50	167,795	1,639,263	Lowe’s(2019), WAL MART(NOT OWNED)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 26 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
Texas

341	AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.75	271,130	4,112,163	ROSS DRESS FOR LESS #706(2014), LINEN N THINGS #291(2014), HOBBY LOBBY(2018), ULTIMATE ELECTRONICS(2019), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED)

342	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2003	2003	100.00	15,359	902,241	KOHL’S(NOT OWNED)

343	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00	205,017	2,050,999	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET(NOT OWNED), TOYS R US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

344	FT. WORTH, TX (FOSSIL CREEK)	FOSSIL CREEK WESTERN CENTER BLVD	76137	SC	1991	2002	100.00	68,515	831,435

345	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003	100.00	147,010	2,866,905	Marquee Cinema(2018), OFFICE MAX(2014), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

346	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	14.50	311,039	3,179,320	99 CENTS ONLY STORE(2009), THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY
										SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

347	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.00	118,970	1,261,863	Kohl’s #416(2021), ALBERTSON’S(NOT OWNED)

348	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTER SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	100.00	164,625	2,283,544	Ultimate Electronics(2018), Linen ‘N Things #267(2013), Michael’s(2012), Ross Dress For Less(2013), KOHL’S(NOT OWNED)

349	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001/2002	* 1	100.00	278,727	4,489,112	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #03797(2006), ROSS DRESS FOR LESS #509(2012), BARNES & NOBLE # 2055(2011), KOHL’S(NOT OWNED), TARGET(NOT OWNED), LOWE’S(NOT OWNED)

Utah
350	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00	19,200	97,560	RITE AID(NOT OWNED)

351	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998	100.00	661,469	6,762,206	WALMART(NOT OWNED)(2015), BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016),
										BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015)

352	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00	162,316	760,851	HARMONS(2012)

353	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00	150,667	1,552,954	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY(NOT OWNED), TOYS R US(NOT OWNED)

354	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998	100.00	590,313	4,622,846	TARGET SUPERSTORE #1753(2017), MEIER & FRANK(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016)

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 27 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)
355	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00	35,459	230,932

356	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998	100.00	744,770	7,094,224	MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), SHOPKO #085(2014), Jo-Ann Stores #1435(2015), GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), ROSS DRESS FOR LESS #658(2014), HARMONS SUPERSTORE(NOT OWNED)

Vermont

357	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	* 2	100.00	174,515	1,576,219	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

Virginia

358	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00	116,310	1,218,626	Ukrop’s(2008)

359	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50	253,297	4,293,302	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND#65(2010), UNITED ARTISTS #33191(2014)

360	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00	275,765	2,097,407	Goody’s #174(2006), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

361	LYNCHBURG, VA (FAIRVIEW)	FAIRVIEW SQUARE 2215 FLORIDA AVENUE	24501	SC	1992	2004	100.00	87,209	338,376	Food Lion #992(2012)

362	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2	50.00	435,057	2,785,973	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

363	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00	79,407	709,320	Food Lion #299(2005)

364	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	1993	100.00	143,299	886,566	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

365	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	* 2	20.00	240,560	2,379,784	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

Washington

366	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00	41,065	424,381	ALBERTSON’S(NOT OWNED)

367	KIRKLAND, WA	TOTEM LAKES TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004	20.00	226,188	2,705,520	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

West Virginia

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 02/16/2005 Time: 1:26:28PM Page 28 of 28

Property List*

								Owned
					Year		DDR	Gross	Total
			Zip	Type of	Developed/	Year	OwnerShip	Leasable	Annualized
Center/Property		Location	Code	Property	Redeveloped	Acquired	Interest	Area	Rent	Anchor Tenants(Lease Expiration)

368	BARBOURSVILLE, WV	OFFICE MAX CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00	70,900	383,825	DISCOUNT EMPORIUM(2006),GOODY’S (2014), VALUE CITY(NOT OWNED)

Wisconsin

369	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.00	190,142	1,500,185	T.J. Maxx #202(2005), Marshall’s Mega Store # 737(2009), Officemax #16(2010), Burlington Coat Factory #112(2007)

370	BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	100.00	266,716	1,935,086	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2005), T.J. Maxx/Burlington#201(2008), Old Navy #5482(2012)

371	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	100.00	143,372	1,029,892	Marshall’s Mega Store #736(2009), Pick ‘N Save #6867(2005)

372	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00	160,533	707,571	Kohl’s #43(2007), Pick ‘N Save # 6845(2007)

373	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00	246,081	1,494,859	Kohl’s #41(2008), Marshall’s Mega Store #738(2009), Pick ‘N Save #6846(2008)
					Grand Total:			66,144,862	702,228,415

* 1. Property Developed by the Company	* SC — Shopping Center
* 2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center
* Does Not Include Service Merchandise Interests

Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Investor Information
Developers Diversified Realty
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500

Board of Directors
Scott A. Wolstein, Chairman of the Board & Chief Executive Officer, Developers Diversified Realty

Bert L. Wolstein, Chairman Emeritus (Deceased)
Chief Executive Officer, Heritage Development

Dean S. Adler, Principal, Lubert-Adler Partners L.P.

Terrance R. Ahern, Principal, The Townsend Group

Mohsen Anvari, Director, Institute for Corporate Governance at Case Western Reserve University’s Weatherhead School of Management

Robert H. Gidel, Managing Partner, Liberty Partners, LP

Victor B. MacFarlane, Founder and Managing Principal, MacFarlane Partners, LLC

Craig Macnab, CEO, Commercial Net Lease Realty, Inc.

Scott D. Roulston, President and Chief Executive Officer, Fairport Asset Management, LLC

Barry A. Sholem, Partner, MSD Capital, L.P.

William B. Summers Jr., Chairman, McDonald Investments Inc.

Officers
Scott A. Wolstein, Chairman of the Board & Chief Executive Officer

David M. Jacobstein, President & Chief Operating Officer

Daniel B. Hurwitz, Executive Vice President

Joan U. Allgood, Sr. Vice President of Corporate Affairs & Governance

Richard E. Brown, Sr. Vice President of Real Estate Operations

Timothy J. Bruce, Sr. Vice President of Development

William H. Schafer, Sr. Vice President & Chief Financial Officer

Steven M. Dorsky, Vice President of Leasing – Northern Region

David J. Favorite, Vice President of Property Management – Community Centers

Susan Hennessey, Vice President of Human Resources

John S. Kokinchak, Vice President of Property Management – Specialty Centers

Michelle Mahue Dawson, Vice President of Investor Relations

Lorraine McGlone, Vice President of Information Technology

Joseph G. Padanilam, Vice President of Acquisitions & Dispositions

Anthony L. Vodicka, Vice President of Leasing – Western Region

Robin Walker-Gibbons, Vice President of Leasing – Southern Region

David E. Weiss, Vice President & General Counsel

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2004

Investor Information (Continued)

Research Coverage
AG Edwards
David AuBuchon (314) 955-5452

Deutsche Bank Securities
Lou Taylor (212) 250-4912
Chris Capolongo (212) 250-7726

Goldman Sachs
Carey Callaghan (212) 902-4351
Deron Kennedy (212) 357-2482

Green Street Advisors
Greg Andrews (949) 640-8780
Thomas Youn (949) 640-8780

Hilliard Lyons
Tony Howard (502) 588-1142

JP Morgan
Michael Mueller (212) 622-6689
Josh Bederman (212) 622-6530

Keybanc Capital Markets
Richard Moore (216) 443-2815
Chris Chapman (216) 563-2357

Lehman Brothers
David Shulman (212) 526-3413
Alexander Goldfarb (212) 526-5232

Research Coverage, continued
Merrill Lynch
Steve Sakwa (212) 449-0335
Craig Schmidt (212) 449-1944

Morgan Stanley
Matthew Ostrower (212) 761-6284
Suzanne Sorkin (212) 761-6385

Prudential Equity Group
Jim Sullivan (212) 778-2515
Michael Gorman (212) 778-1417

Wachovia Securities
Jeff Donnelly (617) 603-4262
Eric Rothman (617) 603-4263

Transfer Agent
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757

Investor Relations
Michelle Mahue Dawson
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mmahue@ddr.com~S.CONT